As filed with the Securities and Exchange Commission on January 10, 2017

  File No. 333-115212
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 26  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 262  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☐  On                   pursuant to paragraph (b) of Rule 485

☒  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  On             pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

ProtectiveRewards II	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveRewards II Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be issued on a non-qualified basis or for use with certain qualified retirement plans. We no longer offer the Contract to new purchasers.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchased the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series II(1)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II(1)

Invesco V.I. Mid Cap Growth Fund, Series II

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective Life Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Equity-Income Portfolio, SC2(1)

VIP Freedom Fund-2015 Maturity, SC2(1)

VIP Freedom Fund-2020 Maturity, SC2(1)

VIP Growth Portfolio, SC2(1)

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust(2)

Growth Opportunities Fund, Service Class

Large Cap Value Fund, Service Class

Mid Cap Value Fund, Service Class

Small Cap Equity Insights Fund, Service Class

Strategic International Equity Fund, Service Class

Strategic Growth Fund, Service Class

U.S. Equity Insights Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

ClearBridge Variable Small Cap Growth Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth and Income Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

International Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance Trust(3)

MFS® Growth Series, SS

MFS® Investors Trust Series, SS

MFS® New Discovery Series, SS

MFS® Research Series, SS

MFS® Total Return Bond Series, SS

MFS® Total Return Series, SS

MFS® Utilities Series, SS

MFS® Value Series, SS

MFS® Variable Insurance Trust II(3)

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(4)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Discovery Mid Cap Growth/VA, SS(1)

Government Money Fund/VA (formerly Money Fund/VA)

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio, Class II

(1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

(2) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

(3) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(4) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract.The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveRewards II Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2017

PRO.REWII.517

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
THE GUARANTEED ACCOUNT
DEATH BENEFIT
GUARANTEED LIFETIME WITHDRAWAL BENEFITS
     SECUREPAY RIDER WITH RightTime OPTION
     PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime OPTION
     ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fee
     SecurePay Fee
     Protective Income Manager Fee
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Partial and Full Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Example Of Death Benefit Calculations
APPENDIX B: Example Of Surrender Charge Calculation
APPENDIX C: Explanation Of The Variable Income Payment Calculation
APPENDIX D: Condensed Financial Information
APPENDIX E: Example Of SecurePay Rider With The SecurePay R72 Benefit
APPENDIX F: The SecurePay GMAB (Not Available On or After May 1, 2009)
APPENDIX G: Example of SecurePay Rider (Without The SecurePay R72 Benefit And The SecurePay GMAB)
APPENDIX H: Example Of SecurePay Rider With The SecurePay R72 Benefit And The SecurePay GMAB
APPENDIX I: PrincipalBack Annuitization BenefitFor Contracts Purchased Before May 1, 2007
APPENDIX J: Example Of Protective Income Manager Rider
APPENDIX K: Protective Income Manager Rider Payment Factors
APPENDIX L: Example Of Allocation Adjustment
APPENDIX M: ValuPay Death Benefit Fee
APPENDIX N: Example Of Joint Life Coverage With Significant Age Difference Between Covered Persons Under The Protective Income Manager Rider

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. " You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Allocation Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under a SecurePay rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Commencement Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The ProtectiveRewards II Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value:   Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay rider or Protective Income Manager rider, as applicable, are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Effective Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under your SecurePay rider.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Maximum Annuity Date:   The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

Monthly Anniversary Day:   The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk:   The value of the death benefit minus the Contract Value.

Optimal Withdrawal Amount:   The maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain your SecurePay rider. If we receive a Prohibited Allocation Instruction, we will terminate your SecurePay rider.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Rider Issue Date:   The date a Protective Income Manager rider or SecurePay rider is issued.

Sub-Account:   A separate division of the Variable Account.

Valuation Day:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Day and ends at the close of regular trading on the next Valuation Day. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	3.5%

(1) The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(3) This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. However, if an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

	Contracts Issued On or After 10/1/11	Contracts Issued On or After 12/1/08 and Before 10/1/11	Contracts Issued Before 12/1/08
Mortality and Expense Risk Charge	1.20%	1.05%	0.95%
Administration Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses (without death benefit fee)	1.30%	1.15%	1.05%

Optional Benefit Charges

Death Benefit Fee(2)CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
For Contracts Issued On or After December 1, 2008:
Maximum Anniversary Value Death Benefit	0.20%
For Contracts Issued Before December 1, 2008:
Maximum Anniversary Value Death Benefit	0.30%
Return of Purchase Payments Death Benefit	0.10%

—or—

ValuPay Fee(3) (Not available for Contracts issued on or after October 1, 2011.) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Maximum Anniversary Value Death Benefit (and for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit)	Maximum: (age 95 or more)	$227.28 ($18.94 per month)
	Fee at age 56	$6.00 ($0.50 per month)
	Minimum: (age 50 or less)	$3.00 ($0.25 per month)

Guaranteed Lifetime Withdrawal Benefits(4)SecurePay Fee(5)(6) (as an annualized percentage of the Benefit Base(7) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)
		Current
	Maximum	SecurePay riders issued on or after October 1, 2011:	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011:	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010:(8)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

	Maximum	Current(9)
SecurePay riders issued before May 1, 2009:(8)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

Protective Income Manager Fee(10) (as an annualized percentage of Contract Value(11), beginning with the 1st Monthly Anniversary Day following election of the rider)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.00%
Purchase of the Protective Income Manager rider under Right Time option	2.20%	1.10%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more ($50,000 or more for Contracts issued before October 1, 2011). (See "CHARGES AND DEDUCTIONS.")

(2) For Contracts issued on or after December 1, 2008: There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. If you purchased your Contract before October 1, 2011, you elected either the CoverPay Fee or the ValuPay Fee if you purchased the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For Contracts issued before December 1, 2008: There are three death benefits available under the Contract: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. When you purchased your Contract, you elected either the CoverPay Fee or the ValuPay Fee for either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. If your Contract was issued before May 1, 2005, you also had the option of paying for these death benefits with an asset-based fee, which is equal, on an annual basis, to 0.15% of your average Contract Value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit and 0.45% of your average Contract Value measured on each Monthly Anniversary Day for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit). For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus as well as"CHARGES AND DEDUCTIONS, Death Benefit Fee."

(3) The ValuPay fee, only available on Contracts issued before October 1, 2011, is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "CHARGES AND DEDUCTIONS, ValuPay Fee.")

(4) You may not purchase both the SecurePay rider and the Protective Income Manager rider.

(5) The SecurePay rider is not available with Contracts purchased before May 1, 2007.

(6) We deduct the fee for the SecurePay rider monthly from your Contract Value in the Sub-Accounts of the Variable Account on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is not deducted from your Contract Value in the DCA Fixed Accounts. For more information about the SecurePay Fee, our right to increase the fee in the future and your right to not elect such increases, see "GUARANTEED LIFETIME WITHDRAWAL BENEFITS" and "APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009)."

(7) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. On the Rider Effective Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "SECUREPAY WITH RightTime OPTION" in this prospectus.

(8) Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

(9) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

(10) The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011. There are two versions of the Protective Income Manager rider depending on when the rider was purchased. The fee is the same under both versions of the rider, but we calculate the rider's benefit differently under each version if joint life coverage is selected. In some cases, this difference may be substantial. See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION" in this prospectus.

(11) The Protective Income Manager fee is a percentage of the greatest of: (a) the Contract Value on the fee calculation date; (b) the Contract Value on the later of the Rider Effective Date or the most recent Reset Date and, (c) if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period). If we increase the Protective Income Manager Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager Fee, and your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries (meaning your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase). You will continue to be assessed your current Protective Income Manager Fee.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2016. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses	[ ]%	-	[ ]%(*)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual Contract maintenance fee, Variable Account Charges as of October 1, 2011, and both maximum and minimum total Annual Fund Operating Expenses. The examples do not include any persistency reward. The first example assumes that the Return of Purchase Payments Death Benefit is in effect. The second and third examples assume that the Maximum Anniversary Value Death Benefit is in effect (the Maximum Anniversary Value Death Benefit is not available with the Protective Income Manager rider). All examples assume that all Contract Value is allocated to the Variable Account. Please note that while election of the Protective Income Manager rider with the Return of Purchase Payments Death Benefit is assumed in the first example, under certain circumstances, the SecurePay rider with the SecurePay R72 Benefit and the Maximum Anniversary Value Death Benefit (as assumed in the second example) may be more expensive, depending on the current rider charge, the oldest Owner's age, and/or the Net Amount at Risk. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

  The first example assumes that you purchased the Protective Income Manager rider under the RightTime option at the maximum and current charges. The maximum charge of 2.20% for the Protective Income Manager rider under the RightTime option is the highest maximum charge under any Guaranteed Lifetime Withdrawal Benefit.
  The second example assumes that you have purchased the SecurePay rider with the SecurePay R72 Benefit under the RightTime option at the maximum and current charges. The current charge of 1.30% for the SecurePay rider with the SecurePay R72 Benefit under the RightTime option plus Variable Acount Charges as of October 1, 2011 represent the highest combination of total current charges with any Guaranteed Lifetime Withdrawal Benefit.
  The third example assumes that you have not purchased either the SecurePay rider or the Protective Income Manager rider.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  If you purchased the Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

      With Protective Income Manager rider selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

      With Protective Income Manager rider selected under RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

    If you annuitized(*) or remain invested in the Contract at the end of the applicable time period:

      With Protective Income Manager rider selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

      With Protective Income Manager rider selected under RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

  If you purchased the SecurePay rider with the SecurePay R72 Benefit:

    If you surrender the Contract at the end of the applicable time period:

      With the SecurePay rider with the SecurePay R72 Benefit selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

      With the SecurePay rider with the SecurePay R72 Benefit selected under the RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

      With the SecurePay rider with the SecurePay R72 Benefit selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

      With the SecurePay rider with the SecurePay R72 Benefit selected under the RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

  If you have not purchased either the SecurePay rider or the Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

    (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, See "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Commencement Date.

    If your Contract was purchased before May 1, 2005, the following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Annual Ratchet Value Death Benefit (now called the Maximum Anniversary Value Death Benefit) and the asset-based fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example includes a persistency reward that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. On the eighth Contract Anniversary we add 2.0% of Variable Account value; on the 9th and 10th Contract Anniversaries, we add 0.20% of Variable Account value. The example assumes that all Contract Value is allocated to the Variable Account in each of those years. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

    The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

      If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

        If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$	$	$	$
Minimum Fund Expenses	$	$	$	$

        (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, See "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Commencement Date.

        Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

        SUMMARY

        The Contract

        What is the ProtectiveRewards II Variable Annuity Contract?

        The ProtectiveRewards II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

        How may I purchase a Contract?

        Protective Life sold the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

        Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

        What are the Purchase Payments?

        The minimum amount that Protective Life accepts as an initial Purchase Payment is $5,000 ($25,000 if you purchase the Protective Income Manager rider at issue). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 85th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract.

        If you purchase the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SECUREPAY WITH RIGHTTIME OPTION.") If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date. We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice of at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

        Can I cancel the Contract?

        You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

        Can I transfer amounts in the Contract?

        Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

        After the Annuity Commencement Date, if you have selected variable income payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

        We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value among the Allocation Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

        Can I surrender the Contract?

        Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "FEDERAL TAX MATTERS.")

        Is there a death benefit?

        If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death at our Administrative Office. (See "DEATH BENEFIT.")

        For Contracts issued on or after December 1, 2008, there are two death benefits available — the Return of Purchase Payments Death Benefit and the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you chose the optional Maximum Anniversary Value Death Benefit before October 1, 2011, you indicated at that time the basis on which you wanted the Maximum Anniversary Value Death Benefit fee to be assessed and may not change this selection. For Contracts purchased on or after October 1, 2011, the Maximum Anniversary Value Death Benefit is only available with the CoverPay fee. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

        For Contracts issued before December 1, 2008, there are three death benefits available — the Contract Value Death Benefit, the Return of Purchase Payments Death Benefit, and the Maximum Anniversary Value Death Benefit. For these Contracts, the Contract Value Death Benefit was included with the Contract at no additional charge, although the Owner was allowed to select either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit for an additional fee (i.e., the CoverPay Fee or the ValuPay Fee).

        If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION.")

        What is the persistency reward?

        For Contracts purchased before May 1, 2010, on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will allocate the reward to the Allocation Options according to your current Purchase Payment allocation instructions. For information about Contracts purchased before May 1, 2010, see "Persistency Reward."

        What is the SecurePay rider?

        The SecurePay rider (available only with Contracts issued on or after May 1, 2007) guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59-1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA.

        Note: We do not accept Purchase Payments on or after the Benefit Election Date or more than two years after the Rider Issue Date, whichever comes first. Before May 20, 2016, we did accept Purchase Payments more than two years after the Rider Issue Date, but those payments did not increase the Benefit Base for the rider.

        Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        We also offer an additional SecurePay feature that may be selected with the purchase of the SecurePay rider. The SecurePay R72 Benefit provides for potential increases in the guaranteed lifetime withdrawal benefit base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. We charge an additional fee if you select the SecurePay rider, and this fee is increased if you select the SecurePay R72 Benefit. If you elect the SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel the SecurePay rider for the first ten years following the date of its issue. (See "SECUREPAY WITH RIGHTTIME OPTION.")

        Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

        What is the Protective Income Manager Rider (patent pending)?

        The Protective Income Manager rider (available only with Contracts issued on or after May 1, 2011) guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Commencement Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically over a particular period of time.

          If you purchased the rider before October 1, 2011, the rider is designed to distribute your Contract Value by the Maximum Annuity Commencement Date, which is the (older) Covered Person's 95th birthday, in annual amounts that may vary from year to year (the"Optimal Withdrawal Amount").
          If you purchased the rider on or after October 1, 2011, the rider is designed to distribute your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

        Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION, Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix N for examples of joint life coverage when there is a significant age difference.

        Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

        Because you must make all allocations in accordance with our Allocation Guidelines and Restrictions your options for allocating Purchase Payments and Contract Value will be restricted if you purchase the Protective Income Manager rider. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

        Note: We do not accept any Purchase Payments received more than 120 days after the date the Protective Income Manager rider is issued.

        The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION."

        What is the RightTime Option?

        You may elect either the SecurePay rider or the Protective Income Manager rider at the time you purchase your Contract, or you may purchase one of these riders at a later date under our RightTime option so long as you satisfy the rider age requirements and the rider is still available for sale. If you purchase a rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime option to elect a rider than if you elect the rider when you purchase your Contract. See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        What Annuity Options are available?

        Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS".)

        Is the Contract available for qualified retirement plans?

        You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

        Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

        Where may I find financial information about the Sub-Accounts?

        You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

        Other contracts

        We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

        Federal Tax Status

        Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

        THE COMPANY, VARIABLE ACCOUNT AND FUNDS

        Protective Life Insurance Company

        The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2016, Protective Life had total assets of approximately $____ billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of The Dai-ichi Life Insurance Company, Limited (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2016, PLC had total assets of approximately $___ billion.

        Protective Variable Annuity Separate Account

        The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

        This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Administration

        Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

        The Funds

        The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

        Shares of the Funds are offered only to:

          the Variable Account;
          other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
          separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
          certain qualified retirement plans.
Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Clayton Street Trust	Janus Capital Management LLC
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc., Strategic Advisors, Inc., Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Developing Markets VIP Fund	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited
The Universal Institutional Funds	Morgan Stanley Investment Management Inc.

        For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

        Invesco V.I. American Franchise Fund, Series II Shares(1)

        This Fund's investment objective is to seek capital growth.

        Invesco V.I. American Value Fund, Series II Shares

        This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

        Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

        The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

        Invesco V.I. Comstock Fund, Series II Shares

        This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Invesco V.I. Equity and Income Fund, Series II Shares

        This Fund's investment objectives are both capital appreciation and current income.

        Invesco V.I. Government Securities Fund, Series II Shares

        The Fund's investment objective is total return, comprised of current income and capital appreciation.

        Invesco V.I. Growth and Income Fund, Series II Shares

        This Fund's investment objective is to seek long-term growth of capital and income.

        Invesco V.I. International Growth Fund, Series II Shares(1)

        This Fund's investment objective is long-term growth of capital.

        Invesco V.I. Mid Cap Growth Fund, Series II Shares

        This Fund's investment objective is to seek capital growth.

        Clayton Street Trust

        Protective Life Dynamic Allocation Series- Conservative Portfolio

        This Fund seeks total return through income and growth of capital, balanced by capital preservation.

        Protective Life Dynamic Allocation Series- Growth Portfolio

        This Fund seeks total return through growth of capital, balanced by capital preservation.

        Protective Life Dynamic Allocation Series- Moderate Portfolio

        This Fund seeks total return through growth of capital and income, balanced by capital preservation.

        Fidelity® Variable Insurance Products

        VIP Contrafund® Portfolio, Service Class 2

        This Fund seeks long-term capital appreciation.

        VIP Equity-Income Portfolio, Service Class 2(1)

        This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

        VIP Freedom Fund, 2015 Maturity, Service Class 2(1)

        This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

        VIP Freedom Fund, 2020 Maturity, Service Class 2(1)

        This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

        VIP Growth Portfolio, Service Class 2(1)

        This Fund seeks to achieve capital appreciation.

        VIP Index 500 Portfolio, Service Class 2

        This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

        VIP Investment Grade Bond Portfolio, Service Class 2

        This Fund seeks as high a level of current income as is consistent with the preservation of capital.

        VIP Mid Cap Portfolio, Service Class 2

        This Fund seeks long-term growth of capital.

        Franklin Templeton Variable Insurance Products Trust

        Franklin Flex Cap Growth VIP Fund, Class 2

        This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

        Franklin Income VIP Fund, Class 2

        This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

        Franklin Mutual Shares VIP Fund, Class 2

        This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

        Franklin Rising Dividends VIP Fund, Class 2

        This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

        Franklin Small Cap Value VIP Fund, Class 2

        This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

        Franklin Small-Mid Cap Growth VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

        Franklin U.S. Government Securities VIP Fund, Class 2

        This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

        Templeton Foreign VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

        Templeton Global Bond VIP Fund, Class 2

        This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

        Templeton Growth VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

        Goldman Sachs Variable Insurance Trust

        Each Sub-Account investing in the Institutional Class of the Goldman Sachs Fund is only available to Contracts issued before May 1, 2008.

        Growth Opportunities Fund, Service Class

        This Fund seeks long-term growth of capital.

        Large Cap Value Fund, Service Class

        This Fund seeks long-term capital appreciation.

        Mid Cap Value Fund, Service Class

        This Fund seeks long-term capital appreciation.

        Small Cap Equity Insights Fund, Service Class(1)

        This Fund seeks long-term growth of capital.

        Strategic Growth Fund, Service Class

        This Fund seeks long-term growth of capital.

        Strategic International Equity Fund, Service Class

        This Fund seeks long-term growth of capital.

        U.S. Equity Insights Fund, Service Class(1)

        This Fund seeks long-term growth of capital and dividend income.

        Legg Mason Partners Variable Equity Trust

        ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

        This Fund seeks long-term growth of capital.

        ClearBridge Variable Small Cap Growth Portfolio, Class II

        This Fund seeks long-term growth of capital.

        Lord Abbett Series Fund, Inc.

        Fundamental Equity Portfolio, Value Class

        The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Calibrated Dividend Growth Portfolio, Value Class

        The Fund's investment objective is to seek current income and capital appreciation.

        Bond-Debenture Portfolio, Value Class

        The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        Growth and Income Portfolio, Value Class

        The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Growth Opportunities Portfolio, Value Class

        The Fund's investment objective is capital appreciation.

        International Opportunities Portfolio, Value Class

        The Fund's investment objective is long-term capital appreciation.

        Classic Stock Portfolio, Value Class

        The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

        Mid-Cap Stock Portfolio, Value Class

        The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        MFS® Variable Insurance Trust(2)

        MFS® Growth Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Investors Trust Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® New Discovery Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Total Return Bond Series, Service Class Shares

        This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

        MFS® Research Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Total Return Series, Service Class Shares

        This Fund's investment objective is to seek total return.

        MFS® Utilities Series, Service Class Shares

        This Fund's investment objective is to seek total return.

        MFS® Value Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Variable Insurance Trust II(2)

        MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(3)

        This Fund's investment objective is to seek capital appreciation.

        Oppenheimer Variable Account Funds

        Capital Appreciation Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Global Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Main Street Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Discovery Mid Cap Growth Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Government Money Fund/VA (formerly Money Fund/VA)

        This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

        Global Strategic Income Fund/VA, Service Shares

        This Fund seeks total return.

        PIMCO Variable Insurance Trust

        Long-Term US Government Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

        Low Duration Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

        Real Return Portfolio, Advisor Class

        This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

        Short-Term Portfolio, Advisor Class

        This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

        Total Return Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

        Royce Capital Fund

        Micro-Cap Fund, Service Class

        This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

        Small-Cap Fund, Service Class

        This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

        The Universal Institutional Funds, Inc.

        UIF Global Real Estate Portfolio, Class II

        Seeks current income and capital appreciation.

        (1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

        (2) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

        (3) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

        There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Selection of Funds

        We select the Funds offered through the Contracts based on several criteria, including the following:

          asset class coverage,
          the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
          performance,
          the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

        Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, See "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

        Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

        Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

        Pursuant to an agreement with Protective, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

        The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, and the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

        The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

        The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

          Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
          Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
          Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
          Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

        Other Information about the Funds

        Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

        Certain Payments We Receive with Regard to the Funds

        We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

        12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

        Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

        Payments From Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. These payments are not paid out of Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

        Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

        For details about the compensation payments we make in connection with the sale of the Contracts, See "DISTRIBUTION OF THE CONTRACTS."

        Addition, Deletion or Substitution of Investments

        Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

        If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

        DESCRIPTION OF THE CONTRACT

        The Contract

        The ProtectiveRewards II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

        Use of the Contract in Qualified Plans

        The Contract may be purchased on a non-qualified basis. The Contract may also be purchased for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

        Parties to the Contract

        Owner

        The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owner's who are nonnatural persons, age restrictions do not apply to the Owner.

        The Owner of this Contract may be changed by Written Notice provided:

          each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and
          each new Owner's 95th birthday is on or after the Annuity Commencement Date.

        For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you select the SecurePay rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Beneficiary

        The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

        Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

        Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

        If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

        Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Annuitant

        The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

        The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested. If you select the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION.")

        Payee

        The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

        Issuance of a Contract

        To purchase a Contract, you must have submitted certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life has reserved the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

        If the necessary application information for a Contract accompanied the initial Purchase Payment, we allocated the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you directed on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we did not receive the necessary application information, Protective Life retained the Purchase Payment for up to five business days while it attempted to complete the information. If the necessary application information was not complete after five business days, Protective Life informed the applicant of the reason for the delay and returned the initial Purchase Payment immediately unless the applicant specifically consented to Protective Life retaining it until the information was complete. Once the information was complete, we allocated the initial Purchase Payment to the appropriate Allocation Options within two business days.

        Purchase Payments

        We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum initial Purchase Payment is $5,000 ($25,000 if you purchase the Protective Income Manager rider at issue). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

        If you select the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SECUREPAY WITH RightTime OPTION.")

        Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

        The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

        We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit and lifetime income options that are available under your Contract. We also reserve the right to limit, suspend, or reject any Purchase Payment at any time. We may do so for all Contracts or only certain classes of Contracts. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contract or the riders under the Contract. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contract. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect.

        If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See "QUALIFIED RETIREMENT PLANS."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

        Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, any automatic purchase payment plan in effect will terminate on the Rider Effective Date. See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION."

        We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

        Right to Cancel

        You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

        For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Oppenheimer Government Money Fund/VA Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

        Allocation of Purchase Payments

        Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

        Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Variable Account Value

        Sub-Account Value

        A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account and any persistency reward allocated to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

        The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

        Determination of Accumulation Units

        Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

        Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

          surrenders and applicable surrender charges;
          partial surrenders and applicable surrender charges;
          partial automatic withdrawals;
          transfer from a Sub-Account and any applicable transfer fee;
          payment of a death benefit claim;
          application of the Contract Value to an Annuity Option; and
          deduction of the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee.

        Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee are canceled without notice or instruction.

        Determination of Accumulation Unit Value

        The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

        Net Investment Factor

        The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

          is the result of:
            the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
          is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
          is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

        Persistency Reward (for Contracts purchased before May 1, 2010)

        For Contracts purchased before May 1, 2010, beginning on the eighth Contract Anniversary and continuing on each Contract Anniversary thereafter until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will apply the reward in the next valuation period after your Contract Anniversary. We will allocate the reward to the Allocation Options according to your Purchase Payment allocation instructions in effect when we apply the reward. Once we credit the reward to your Contract Value, it is yours to keep. We will not take back the reward. The persistency reward ceases when we receive due proof of the Owner's death at our Administrative Office.

        There is no specific charge for providing the reward. We pay for the reward from our surplus, which reflects revenues from multiple sources, including the annual contract maintenance fee, the mortality and expense risk charge, the administration charge, the surrender charges and the death benefit fee. These fees and charges are expected to produce a profit or return to our surplus in addition to covering the cost of issuing and administering the Contract.

        Contracts purchased on or after May 1, 2005 but before May 1, 2006 offered a persistency reward equal to 0.40% of your Contract Value.

        For Contracts purchased prior to May 1, 2005, the persistency reward varies, depending on the Contract Anniversary. On the eighth Contract Anniversary, we will add 2.0% of your Variable Account value. On the 9th through the 15th Contract Anniversaries, we will add 0.20% of your Variable Account value, and thereafter we will add 0.40% of your Variable Account value on Contract Anniversaries. The persistency reward will not begin until the eighth Contract Anniversary, regardless of the amount of your initial Purchase Payment.

        The reward is not a waiver or reduction of any Contract fees and charges, though it has a similar effect on Contract Value and is reflected in this manner in the expense example for Contracts purchased before May 1, 2005. See Example of Charges following the Fee and Expenses table.

        Transfers

        Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

        After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        How to Request Transfers

        Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

        Reliability of Communications Systems

        The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

        Limitations on Transfers

        We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

        Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

        Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

        Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

        Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

        When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

          Increased brokerage, trading and transaction costs;
          Disruption of planned investment strategies;
          Forced and unplanned liquidation and portfolio turnover;
          Lost opportunity costs; and
          Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

        In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

        We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

        When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

        In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

        Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

        We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

        Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

        Dollar Cost Averaging

        Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account to any Sub-Account of the Variable Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

        You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

        There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may transfer amounts from a DCA Fixed Account or discontinue dollar cost averaging upon written notice to the Owner.

        Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

        The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Dollar cost averaging transfers cease upon receipt of due proof of the Owner's death at our Administrative Office, and any remaining balance will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

        The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

        If you select the SecurePay rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Fixed Account. Your dollar-cost averaging transfers from the DCA Fixed Account must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Portfolio Rebalancing

        Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

        You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31stday of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive due proof of the Owner's death at our Administrative Office.

        There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

        Surrenders and Partial Surrenders

        At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "ANNUITY PAYMENTS.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS.") A full or partial surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

        Full Surrender

        At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

        Partial Surrender

        At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000. If you request a partial surrender that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider or the Protective Income Manager rider special withdrawal rules apply (especially on or after the Benefit Election Date for the SecurePay rider). (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of the Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

        We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

        You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

        Signature Guarantees

        Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

        Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

        An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

        A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

        Surrender Value

        The surrender value of any surrender or partial surrender request is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. The amount we will pay you if you request a partial surrender depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn less any premium tax (we will deduct the surrender charge from your remaining Contract Value after we process the partial surrender). (See "CHARGES AND DEDUCTIONS, Surrender Charge.") We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

        Cancellation of Accumulation Units

        Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

        Surrender and Partial Surrender Restrictions

        The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

        There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

          contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
          earnings on those contributions; and
          earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

        These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

        In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

        Partial Automatic Withdrawals

        Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

          made an initial Purchase Payment of at least $5,000; or
          a Contract Value as of the previous Contract Anniversary of at least $5,000.

        The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

        When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "penalty-free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

        If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

        There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon Written Notice to you. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date. The partial automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, any partial automatic withdrawal plan in effect will terminate on the Rider Effective Date. (See "Guaranteed Lifetime Withdrawal Benefits.")

        THE GUARANTEED ACCOUNT

        The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

        The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Fixed Accounts are available in your Contract.

        From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

        Our General Account

        The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

        The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

        We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

        Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

        You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

        The Fixed Account

        You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider or the Protective Income Manager rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.") Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

        The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

        The DCA Fixed Accounts

        DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

        The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. In Oregon, only your initial Purchase Payment may be allocated to a DCAFixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

        Guaranteed Account Value

        Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

          Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
          any persistency reward allocated to the Guaranteed Account; plus interest credited to the Guaranteed Account; minus
          amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

        For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

        DEATH BENEFIT

        If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

        We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office due proof of death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. Valuation Periods end at the close of regular trading on the New York Stock Exchange. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

        The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

        Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims paying ability.

        Payment of the Death Benefit

        The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

        If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire Contract Value must be distributed under one of the following options:

          the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

        If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

        If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

        Continuation of the Contract by a Surviving Spouse

        In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

          the surviving spouse's age on the Effective Date would not have prevented her or his purchase of the Contract on that date;
          the surviving spouse's age on either the Effective Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
          the Maximum Annuity Date on the requested continuation date is on or after the Annuity Commencement Date in effect on the deceased spouse's date of death, unless we agree otherwise.

        The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2) described above under "Payment of the Death Benefit."

        A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

        The rights of a Beneficiary under an annuity contract depend upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner must surrender the Contract within 5 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death.

        The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

        If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

        Whether a Beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Guaranteed Lifetime Withdrawal Benefit riders. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as “spouses.” As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the riders’ benefit.

        In addition, if the rider allows the surviving spouse of a deceased Owner who continues the Contract and becomes the new Owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased Owner within the meaning of federal tax law.

        An individual who is a party to a civil union or a domestic partnership should not purchase a Guaranteed Lifetime Withdrawal Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Guaranteed Lifetime Withdrawal Benefit rider is suitable for his or her needs.

        Selecting a death benefit

        At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. See "Protective Income Manager With RightTime Option." If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime Option.")

        Contracts issued on or after December 1, 2008.  We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit when you apply for your Contract. You may not change your selection after your Contract is issued.

        Contracts issued before December 1, 2008.  We offer three different death benefits: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. There is no charge for the Contract Value Death Benefit, but there is a monthly fee for the Return of Purchase Payment Death Benefit and the Maximum Anniversary Value Death Benefit. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

        Before choosing an optional death benefit, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

        Contract Value Death Benefit (only Available With Contracts Issued Before December 1, 2008)

        The death benefit will equal the Contract Value.

        Return of Purchase Payments Death Benefit

        The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider); provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

        Suspension of Return of Purchase Payments Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period for Contracts issued before December 1, 2008. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

        Maximum Anniversary Value Death Benefit (previously called the Annual Ratchet Death Benefit for Contracts purchased before May 1, 2005)

        If you select the Maximum Anniversary Value Death Benefit, you cannot purchase the Protective Income Manager rider.

        We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

          the Contract Value on that Contract Anniversary; plus
          all Purchase Payments since that Contract Anniversary; minus an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider) since that Contract Anniversary.

        The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

        The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

        It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

        Suspension of Maximum Anniversary Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

        Death Benefit Fee

        We assess a fee for the Maximum Anniversary Value Death Benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit). If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), you must pay a fee ("the CoverPay Fee") based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

        Contracts issued before October 1, 2011 had the option of electing either the CoverPay Fee or the ValuPay Fee. See Appendix M for more information regarding the ValuPay Fee.

        Escheatment of Death Benefit

        Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

        GUARANTEED LIFETIME WITHDRAWAL BENEFITS

        If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

        There are differences between these riders in the features and guarantees they provide. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, the purchase of one rider will impact the availability of the other, as you may not purchase both the SecurePay rider and the Protective Income Manager rider. And, if you purchase one rider and it later terminates, you may not then purchase the other rider. Before you select either rider, you should carefully compare both and consult your sales representative to determine which rider (if either) better suits your needs.

        The primary distinctions between the SecurePay rider and the Protective Income Manager rider are as follows:

	SecurePay Rider	Protective Income Manager Rider (patent pending)
Rider Objective

        To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.

        This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.

        To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

        This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager With RightTime Option — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

Death Benefit

        The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.

        The death benefit value may remain higher than under the Protective Income Manager rider because withdrawal amounts will likely be lower and therefore will reduce the death benefit more slowly.

        Only the Return of Purchase Payments Death Benefit is available.

        Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay rider is elected.

Withdrawal Amount

        Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.

        The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.

        Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

        The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

Investment Allocation Guidelines and Restrictions

        You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; or (2) an eligible Benefit Allocation Model Portfolio. You may not make Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first.

        You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; or (2) an eligible Benefit Allocation Model Portfolio. Also, you must participate in the Allocation Adjustment.

        You may not make Purchase Payments more than 120 days after the Protective Income Manager rider is issued.

Fee (for rider as currently offered)	0.95% maximum, 0.80% current (at time of Contract purchase) 0.95% maximum, 0.90% current (purchase under RightTime option) Fees are higher if the SecurePay R72 Benefit is selected.	2.00% maximum, 1.00% current (at time of Contract purchase) 2.20% maximum, 1.10% current (purchase under RightTime option)
Eligibility

        You must be no older than 85 (75 if the Maximum Anniversary Value Death Benefit is selected) to elect the rider, and withdrawals under the rider may not begin until age 59-1/2. You must be 55 or older to select the SecurePay R72 Benefit.

You must be between the ages of 60 and 80 to elect the rider. Your minimum initial Purchase Payment (or Contract Value, if purchased under RightTime option) must be $25,000.
Other

        Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.

        If the rider terminates, you may purchase a new rider after 5 years

Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person. If the rider terminates, a new rider may not be purchased.

        Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

        SECUREPAY RIDER WITH RightTime OPTION

        The SecurePay rider is not available with Contracts purchased before May 1, 2007.

        In general, SecurePay guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance.

        Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

        You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay Rider."

        For an increased SecurePay Fee, we also offer an optional SecurePay feature that you may select when you purchase the SecurePay rider — the SecurePay R72 Benefit. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The SecurePay R72 Benefit is only available if you purchase the SecurePay rider on or after the youngest Owner's 55th birthday (or, in the case of a Qualified Contract, the Annuitant's 55th birthday). This feature will terminate when the SecurePay rider terminates (if not sooner). It may not be selected after purchase of the SecurePay rider or canceled once we have issued the rider. If you select this benefit, all of the terms and conditions of the SecurePay rider will apply in addition to the specific terms and conditions of the SecurePay R72 Benefit. This benefit may not be available in all states, and we may otherwise limit its availability. See "SecurePay R72 Benefit" below.

        Special Note Regarding the Availability of the SecurePay GMAB: Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

        SecurePay does not guarantee Contract Value or the performance of any Investment Option.

        Important Considerations

          If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."
          Any Purchase Payments received before May 20, 2016, and more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") were included in Contract Value but not included in the calculation of the Benefit Base (described below).
          On or after May 20, 2016, you may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new contract. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or IRA. Accordingly, you should consider whether the rider is appropriate for you. (See “QUALIFIED RETIREMENT PLANS.”)
          Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage Option, will cause the rider to terminate without any refund of SecurePay Fees.
          You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59-1/2 or older.
          On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.
          The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

        The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

        You should not purchase SecurePay if:

          you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
          you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
          there is a significant age disparity between the two Covered Persons; or
          you do not expect to take SecurePay Withdrawals (especially before the age of 95).

        Appendix E demonstrates the operation of the SecurePay rider (with and without the SecurePay R72 Benefit) using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

        Purchasing the Optional SecurePay Rider

        You may purchase the SecurePay Rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime option to add it to your Contract any time before the Owner (or older Owner's) 86th birthday or the Annuity Commencement Date, if earlier. For riders purchased with the SecurePay R72 Benefit, the youngest Owner must be age 55 or older on the Rider Effective Date. Where the Owner is a corporation, partnership, company, trust, or other non-natural person, eligibility is determined by the age of the Annuitant. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

        Important Considerations:

          You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.
          You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.
          We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
          You must comply with our Allocation Guidelines and Restrictions after the Rider Effective Date (see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").
          Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
          You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

        The timing of the SecurePay rider purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

          We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base.
          If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.

        On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS"), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

        Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

        Allocation Guidelines and Restrictions

        In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        Beginning Your SecurePay Withdrawals

        You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

          Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

        You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

          The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59-1/2 or older.
          All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
          You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
          You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
          Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.
          Selecting the SecurePay R72 Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay R72 Benefit" below.

        Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

        Important Considerations

          All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."
          All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals, and Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrenders and Partial Surrenders, Partial Surrender," and "Taxation of Partial and Full Surrenders."

        The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

          Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
          Excess Withdrawals may result in a significantly lower AWA in the future.
          Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

        Determining the Amount of Your SecurePay Withdrawals

        The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage." The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

          Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2010:

            If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 64	4.5%	4.0%
65 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

          Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009 and Before May 1, 2010:

            If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

          Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

            If you purchased a SecurePay rider either by itself or with the SecurePay GMAB (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59-1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59-1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

            For example: assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 x .06). If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 x .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

            Note: If you delay the Benefit Election Date by 10 or more years following the Rider Effective Date, then you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals. This may be a factor for you to consider when deciding when to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Please see "Beginning Your SecurePay Withdrawals" for other factors to consider when making this decision.

            If you purchased a SecurePay rider with the SecurePay R72 Benefit (either with or without the SecurePay GMAB), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

            Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

        SecurePay ME: Increased AWA for Certain Medical Conditions

        (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

        Note: The SecurePay ME benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

        If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

        Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

        At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

        After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

        After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

        If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

        How to Apply for an Increased AWA.  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59-1/2 years old.

        If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

        If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

        Note: You may not apply for an increased AWA after the Benefit Election Date.

        In the case of a Contract with two Owners who are spouses, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay R72 Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

        Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

        We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

        The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

        Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA.  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

        SecurePay NH: Increased AWA Because of Confinement in Nursing Home

        (For contracts issued on or after May 1, 2008)

        (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

        If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.

        The SecurePay NH benefit may not be available in all states and we may further limit its availability.

        What is the SecurePay NH benefit?

        If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

        Eligibility for the SecurePay NH Benefits

        To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

          have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;
          (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and
          be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

        Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

        Ineligibility.  You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

        Activities of Daily Living (ADL).  Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

          Bathing—The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
          Continence—The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.
          Dressing—The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.
          Eating—The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.
          Toileting—The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
          Transferring—The ability to move into or out of a bed, chair or wheelchair.

        Severe Cognitive Impairment.  For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

        Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

        Applying for Increased AWA under the SecurePay NH Benefit

        Initial Application.  To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

        The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

        Re-Certification of Eligibility.  Beginning with the second Contract Anniversary following the Qualification Date, you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.

        The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

        We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

        Determining Your Increased AWA under the SecurePay NH Benefit

        Initial Qualifying Year.  Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

        If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

        If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

        Notice of Qualification.  We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

        Subsequent Contract Years.  In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

        Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after—

          you choose to apply your Annuity Value to an Annuity Option under the Contract;
          the Maximum Annuity Date under the Contract is reached; or
          the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

        Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract has been annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH benefit. If you have already qualified for, and are receiving, an increased AWA under the SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the life of the covered person(s). You will not need to re-certify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

        Termination and Reinstatement of the SecurePay NH Benefit.  The SecurePay NH benefit terminates when your SecurePay rider terminates. The SecurePay rider terminates when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

        Tax Considerations for the SecurePay NH Benefit.  The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "FEDERAL TAX MATTERS, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits" and "QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits." If you are considering purchasing a Qualified Contract with SecurePay, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

        Selecting Your Coverage Option

        If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

        Note: A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime option without the normal five-year waiting period. See "Purchasing a New SecurePay Rider After Termination of the Prior SecurePay Rider."

        Changing Beneficiaries — Single Owner with Joint Life Coverage

        After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

        Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

        Calculating the Benefit Base Before the Benefit Election Date

        The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

        Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

        On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

        Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

        Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

        On each Contract Anniversary following the Rider Effective Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

        On each Contract Anniversary, we may also increase the Benefit Base if you have selected the SecurePay rider with the SecurePay R72 Benefit (as described below).

        SecurePay R72 Benefit

        You may purchase the SecurePay R72 Benefit under the SecurePay rider for an increased SecurePay Fee, provided that the youngest Owner (or, in the case of a Qualified Contract, or a non-natural owner, the Annuitant) is age 55 or older. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

        For riders issued on or after May 1, 2009, your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period. (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.)

        For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

        Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

          the Benefit Base on that Contract Anniversary;

            the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

              the SecurePay Roll-up Value, which is equal to:

                the most recently calculated Benefit Base prior to that Contract Anniversary; plus the "roll-up" amount, which is equal to:

                    for riders issued on or after May 1, 2009:

                    if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

                    If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Effective Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Effective Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any partial surrenders during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $10,800 (($50,000 + $100,000) x 7.2%).

                    if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

                    for riders issued prior to May 1, 2009: 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

              Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

              When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

              Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

              On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), increased by any Purchase Payments made within 120 days of the Contract Effective Date and reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

              We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

                the Benefit Base on that Contract Anniversary ($90,000);
                the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or
                the SecurePay Roll-up Value ($96,480)

              We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

              Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

              Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

              The Roll-up Period begins on the Rider Effective Date and generally lasts for ten Contract Anniversaries.

                If your rider was issued on or after May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.
                If your rider was issued prior to May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary that occurs on the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period (described below).

              However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay rider terminates (see "Terminating the SecurePay Rider") — if either of these events occur while your Roll-up Period is in effect.

              If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

              Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

              Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

              Special Note for Riders Purchased Before May 1, 2009: If you purchased your SecurePay rider before May 1, 2009, then if at any time before the Benefit Election Date we increase the Benefit Base to equal the SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider). (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.)

              Example: Assume you purchase a Contract on May 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on May 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on May 1, 2012, the new Roll-up Period would expire on May 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on May 1, 2025, we would once again reset the Roll-up Period to begin on May 1, 2025 and expire on May 1, 2035.

              In this example, because there is no Roll-up Period between May 1, 2022 and May 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

              Calculating the Benefit Base On or After the Benefit Election Date

              We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

              If you have selected the SecurePay R72 Benefit, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

              SecurePay Withdrawals

              SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

              If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

              Important Consideration

                SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

              For example, assume your Maximum Withdrawal Percentage is 5% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

              We do not impose a Surrender Charge on any SecurePay Withdrawals.

              Excess Withdrawals

              During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

              An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

                If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.
                If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

              For example, suppose your Benefit Base is $100,000, your Contract Value is $110,000, your Maximum Withdrawal Percentage is 5% (i.e., your AWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

              However, if your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

              The examples above do not include the effect of any surrender charges that may be applicable.

              We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

              Reduction of Contract Value to Zero

              If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

                We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
                We will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
                We will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.")

              Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

              Required Minimum Distributions

              If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

              After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

              In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

              In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

              Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

              Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th birthday)

              You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Commencement Date"). The SecurePay rider will terminate on the Annuity Commencement Date, whether or not you have begun your SecurePay Withdrawals.

              If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

              SecurePay Fee

              We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

              The SecurePay Fee (as an annualized percentage of the Benefit Base on each monthly Anniversary Day) will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature:

		Current
	Maximum	SecurePay riders issued on or after October 1, 2011	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

              SecurePay riders issued before May 1, 2009:

	Maximum	Current(1)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

              (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

              We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the cost Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts, however.

              If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay R72 Benefit."

              If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

              Terminating the SecurePay Rider

              The SecurePay rider will terminate upon the earliest of:

                termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);
                full surrender or termination of the Contract;
                changing your designation of a Covered Person or Persons on or after the Benefit Election Date;
                the Annuity Commencement Date;
                noncompliance with the Allocation Guidelines and Restrictions.

              Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay R72 Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "Secure Pay R72 Benefit."

              Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract

              Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after the Rider Issue Date, or (2) the current Benefit Base.

              If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, the surviving spouse may also exercise the RightTime option immediately (if it is available at that time) and purchase a new SecurePay rider provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. We will waive the 5-year waiting period. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered person. The new SecurePay rider will be subject to the terms and conditions of the rider in effect at the time it is issued. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

              If the SecurePay Benefit Election indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

              Reinstating the SecurePay Rider Within 30 Days of Termination

              If your SecurePay rider terminated due to a Prohibited Allocation Instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

              If termination occurred due to a Prohibited Allocation Instruction, your written reinstatement request must correct the previous Prohibited Allocation Instruction by either directing us to allocate your Contract Value in accordance with our Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay GMAB, we also will reinstate your SecurePay GMAB.)

              Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

              If your SecurePay rider has terminated, you may exercise the RightTime option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

              If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

                The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.
                We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

              If you have selected the SecurePay R72 Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners), as of the new rider's Benefit Election Date.

              Please note you may only purchase a new SecurePay rider with the SecurePay R72 Benefit if this benefit was available on the date that you purchased the Contract.

              Tax Consequences

              Treatment of Civil Unions and Domestic Partners.  The SecurePay rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit - Continuation of the Contract by a Surviving Spouse," for federal tax purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the Owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

              An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay rider is suitable for his or her needs.

              Other Tax Matters.  For a discussion of other tax consequences specific to the SecurePay rider, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits.

              PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime OPTION

              The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011.

              In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Commencement Date. The Protective Income Manager rider is specifically designed for you to withdraw all your Contract Value systematically over a particular period of time.

                If you purchased the rider before October 1, 2011, the rider is designed to distribute your Contract Value by the Maximum Annuity Commencement Date, which is the (older) Covered Person's 95th birthday, in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").
                If you purchased the rider on or after October 1, 2011, the rider is designed to distribute your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

              Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix N for examples of joint life coverage when there is a significant age difference.

              Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

              You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Effective Date") and your initial Purchase Payment or Contract Value, as applicable, is at least $25,000 on that date.

              The availability of the Protective Income Manager rider is subject to state approval. We will not issue the Protective Income Manager rider in a state until state approval is received. Please check with your sales representative regarding approval in your state. If you purchase your Contract on or after October 1, 2011, and the Protective Income Manager rider has not been approved in your state, and you later purchase the Protective Income Manager rider under the RightTime option within 60 days of such approval, your Protective Income Manager fee will be the same as it would have been if you had purchased the Protective Income Manager rider when you purchased your Contract.

              The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

              Important Considerations

                If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."
                If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")
                If you purchase the Protective Income Manager rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.
                Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.
                Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."
                You will begin paying the Protective Income Manager fee as of the Rider Effective Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.
                You may not cancel the Protective Income Manager rider during the ten years following the Rider Effective Date.
                We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.
                The automatic purchase payment plan and partial automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, on the Rider Effective Date we will cancel any existing automatic purchase payment plan or partial automatic withdrawal plan that you have established.
                The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

              The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

              You should not purchase the Protective Income Manager rider if:

                you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");
                you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;
                it is important for you to leave a death benefit for your heirs;
                there is a significant age disparity between the two Covered Persons; or
                you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

              Appendix J demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix J and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

              Purchasing Protective Income Manager

              You may purchase the Protective Income Manager rider when you purchase your Contract if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Effective Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Effective Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

              If the rider is still available for sale after we issue the Contract, you may instead exercise the RightTime option to add it to your Contract any time before the Annuity Commencement Date so long as your Contract Value on the Rider Effective Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued. Regardless of when you purchase the rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.

              A Covered Person must be the Annuitant under the Contract. In addition, the Covered Person (or both Covered Persons) must be a living person between ages 60 and 80 on the Rider Effective Date, and must be either an Owner of the Contract or the spouse of the sole Owner, if the spouse is the sole Primary Beneficiary. If any Owner is a corporation, partnership, company, trust, or other "non-natural person," under Single Life Coverage the Annuitant must be the Covered Person or under Joint Life Coverage, the Annuitant and the Annuitant's spouse who is the sole primary Beneficiary must be the Covered Persons.

              Important Considerations

              The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

                For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Effective Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.
                On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

              You also should consider:

                If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.
                But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

              Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

              Selecting Your Coverage Option

              If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

              The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

              Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

              Important Note on Joint Life Coverage: The version of the rider issued on or after October 1, 2011 is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. See "Determining Your Optimal Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)."

              Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

                Your expectations as to Separate Account performance between now and the Maximum Annuity Commencement Date. Please see Appendix N for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.
                The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.
                The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.
                Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

              If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

              Allocation Guidelines and Restrictions

              In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

              Determining Your Optimal Withdrawal Amount

              The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor, described in more detail below, depends upon when you purchased your rider.

              If you purchased your rider before October 1, 2011, the factor is based on:

                the age of the (younger) Covered Person on the Rider Effective Date; and, the number of years remaining until the Maximum Annuity Commencement Date.

              If you purchased your rider on or after October 1, 2011, the factor is based on:

                the age of the (younger) Covered Person on the Rider Effective Date; and, the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

              Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

              1. We determine your initial Optimal Withdrawal Amount as of the Rider Effective Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

              For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix K, the Protective Income Manager Payment Factor is 0.06661 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000).

              If you purchase the Protective Income Manager rider at the time you purchase the Contract and we receive an additional Purchase Payment within the first 120 days, then we will recalculate your initial Optimal Withdrawal Amount on the 120th day following the Contract Effective Date to equal the Protective Income Manager Payment Factor as of the Contract Effective Date multiplied by the total aggregate Purchase Payments received, less any partial surrenders made, during the 120-day period (including your initial Purchase Payment). If the 120th day is not a Valuation Day, then we will make this calculation on the next Valuation Day. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amount amounts.

              2.

              We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary. We will advise you of your current Optimal Withdrawal Amount by written notice following each Contract Anniversary.

              Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

                90% of your Optimal Withdrawal Amount for the prior Contract Year; or
                Your initial Optimal Withdrawal Amount.

              For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Effective Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,614 (0.06912 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,661 for the second Contract Year.

              Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

              Increase in Protective Income Manager Fee.  If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

              The Protective Income Manager Payment Factor.  The manner in which we calculate the Protective Income Manager Payment Factor depends upon when you purchased the rider.

                If you purchased the rider on or after October 1, 2011, we determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Effective Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager rider is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date). The Protective Income Manager Payment Factors are set forth in Appendix K for Single Life Coverage and Joint Life Coverage.
                If you purchased the rider before October 1, 2011, we determine the Protective Income Manager Payment Factor based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the Protective Income Manager Payment Factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases as the length of time to the Maximum Annuity Commencement Date decreases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date). The Protective Income Manager Payment Factors are set forth in Appendix K for Single Life Coverage and Joint Life Coverage.

              Reset of the Minimum Optimal Withdrawal Amount.  If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

              Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

                Your initial Optimal Withdrawal Amount; or
                Your Optimal Withdrawal Amount as of the Reset Date.

              Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

              In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. For riders issued on or after October 1, 2011, this will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). For riders issued before October 1, 2011, this will be based on the current number of years remaining until the Maximum Annuity Commencement Date, and the age of the younger Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). For either version, this will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), and, for riders issued on or after October 1, 2011, as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

              For example, assume there is one Covered Person under the Protective Income Manager rider who was 60 on the Rider Effective Date, with an initial Optimal Withdrawal Amount of $6,852 ($6,852 = 0.05152 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,406 (0.05406 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,852) or the Optimal Withdrawal Amount on the Reset Date ($5,406). Therefore, his new minimum Optimal Withdrawal Amount is $5,406.

              Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

              Beginning Your Protective Income Manager Withdrawals

              All Contract withdrawals taken on and after the Rider Effective Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

                Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.
                An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

              At any time prior to the Annuity Commencement Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

              Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Effective Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

              The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

              Important Considerations

                All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."
                All withdrawals, including Protective Income Manager Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "CHARGES AND DEDUCTIONS, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Partial Surrenders, Partial Surrender."

              Excess Withdrawals

              An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

              If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

              Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the penalty-free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrender and Partial Surrenders, Partial Surrender," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

              Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

              Required Minimum Distributions

              If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

              We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

              In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

              In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

              Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

              Reduction of Contract Value to Zero

              If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

                We will pay your remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the contract Value to zero;
                We will establish an Annuity Commencement Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
                We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Commencement Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor, and will always be at least the greater of: (a) 90% of your Optimal Withdrawal Amount for the prior Contract Year; or (b) your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable). Because your Contract Value will be zero, this means your Optimal Withdrawal Amount will decrease by 10% each Contract Year, but will never drop below your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable).
                If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Commencement Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)."
                If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

              If you request a full surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, first, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

              Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)

              The Protective Income Manager rider will terminate on the Annuity Commencement Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Commencement Date.

              If your Protective Income Manager rider is in effect on the Maximum Annuity Commencement Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

                If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.
                If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

              If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options".

              Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Commencement Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

              Death of a Covered Person Before the Annuity Commencement Date

              If there is one Covered Person and he or she dies before the Annuity Commencement Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Commencement Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "DEATH BENEFIT."

              If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

              Protective Income Manager Fee

              We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime option. We calculate this fee as a percentage of the greatest of:

                the Contract Value on the fee calculation date;
                the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or
                if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

              Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

              We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

              Terminating the Protective Income Manager Rider

              We will terminate the Protective Income Manager rider upon the earliest of:

                the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);
                the Valuation Date the Contract is surrendered or terminated;
                the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
                the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
                the Valuation Date we receive instructions from you that results in a change in Covered Person(s);
                for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Commencement Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
                for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Commencement Date;
                the Annuity Commencement Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
                the Valuation Date there is noncompliance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits.

              Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

              Reinstating the Protective Income Manager rider within 30 Days of Termination

              If your Protective Income Manager rider terminated due to a Prohibited Allocation Instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS"), you may request that we reinstate the rider.

              Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Effective Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

              Tax Consequences

              Treatment of Civil Unions and Domestic Partners.  The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described in "Death Benefit - Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the Owner were parties to such a relationship, the beneficiary will be required by federal law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

              An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

              Other Tax Matters.  For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits."

              ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS

              In order to maintain the SecurePay rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

              Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. If you select the Protective Income Manager rider you also must participate in the Allocation Adjustment.

              NOTE: The Allocation Guidelines and Restrictions, as well as the inclusion of funds that employ volatility management strategies in the investment options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay rider and the Protective Income Manager rider. The Allocation Adjustment Guidelines and the use of volatility management strategies are designed to reduce the overall volatility of your portfolio of investment options. During rising markets, the Guidelines and funds could cause Contract Value to rise less than would have been the case had you been invested in more aggressive investment strategies. Conversely, investing according to the Allocation Adjustment Guidelines, and in funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. There is no guarantee that the Allocation Adjustment Guidelines, or funds with volatility management strategies can limit volatility in your investment portfolio, and you may lose principal.

              To the extent the strategies underlying the Allocation Guidelines and Restrictions and the managed volatility funds are successful, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider and we will have less risk to hedge under the rider than would be the case if Contract Owners did not invest in accordance with the Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

              Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

              These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

              NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

              Allocation by Investment Category

Category 1	Category 2	Category 3
Minimum Allocation: 35%	Minimum Allocation: 0%	Minimum Allocation: 0%
Maximum Allocation: 100%	Maximum Allocation: 65%	Maximum Allocation: 30%
Unmonitored	Unmonitored	Unmonitored
Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series- Moderate	Protective Life Dynamic Allocation Series- Growth(1)
Fidelity VIP Investment Grade Bond	Monitored(2)	Monitored(2)
Franklin US Government Securities VIP	Fidelity VIP Freedom Fund 2015(1)	Fidelity VIP Mid Cap
Templeton Global Bond VIP	Franklin Income VIP	Franklin Flex Cap Growth VIP
Lord Abbett Bond-Debenture	MFS® Total Return	Franklin Small Cap Value VIP
MFS® Total Return Bond	Fidelity VIP Equity Income(1)	Franklin Small-Mid Cap Growth VIP
Oppenheimer Government Money Fund/VA	Fidelity VIP Freedom Funds 2020(1)	Goldman Sachs VIT Growth Opportunities(3)
Oppenheimer Global Strategic Income	Fidelity VIP Index 500	Goldman Sachs MidCap Value(3)
PIMCO VIT Long-Term US Government	Franklin Rising Dividends VIP	Goldman Sachs Strategic International Equity(3)
PIMCO VIT Low Duration	Goldman Sachs Strategic Growth(3)	Goldman Sachs Small Cap Equity Insights(3)
PIMCO VIT Real Return	Goldman Sachs Large Cap Value(3)	Legg Mason ClearBridge Variable Mid Cap Core
PIMCO VIT Short-Term	Goldman Sachs US Equity Insights(3)	Legg Mason ClearBridge Variable Small Cap Growth
PIMCO VIT Total Return	Lord Abbett Calibrated Dividend Growth	Lord Abbett Growth Opportunities
Invesco V.I. Government Securities	Lord Abbett Growth and Income	Lord Abbett International Opportunities
Invesco V.I. Balanced Risk Allocation	Lord Abbett Classic Stock	Lord Abbett Mid-Cap Stock
	Lord Abbett Fundamental Equity	MFS® New Discovery
	MFS® Growth	MFS® Research
	MFS® Massachusetts Investors Growth Stock	MFS® Utilities
	MFS® Investors Trust	Oppenheimer Capital Appreciation
	MFS® Value	Oppenheimer Global
	Franklin Mutual Shares VIP	Oppenheimer Discover Mid-Cap Growth(1)
	Oppenheimer Main Street	Royce Capital Micro-Cap
	Invesco V.I. Comstock	Royce Capital Small-Cap
	Invesco V.I. Growth and Income	Templeton Foreign VIP
	Invesco V.I. Equity & Income	Templeton Growth VIP
	Fidelity VIP Contrafund	Invesco V.I. Mid Cap Growth
Invesco V.I. American Franchise(1)
Invesco V.I. International Growth(1)
Invesco V.I. American Value
UIF Global Real Estate
Fidelity VIP Growth(1)

              (1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

              (2) Under the Allocation Adjustment Program, we monitor the performance of certain Sub-Accounts that are identified in this table. For a description of the procedures we employ in monitoring the Sub-Accounts and the Allocation Adjustment Program, see “The Allocation Adjustment Program (patent pending).”

              (3) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

              The Benefit Allocation Model Portfolios.  Effective November 2, 2009, each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

              In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

              If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the SecurePay rider or the Protective Income Manager rider under the RightTime option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider or the Protective Income Manager rider. You may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account (except for the DCA Fixed Account(s)).

              The Allocation Adjustment Program (patent pending).  If you have selected the Protective Income Manager rider you must participate in the Allocation Adjustment. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment is designed to limit our risk under the Protective Income Manager rider.

              Under this program, each Sub-Account is designated as either monitored or unmonitored. We will monitor the performance of each monitored Sub-Account of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Government Money Fund/VA Sub-Account, any of the other Sub-Accounts in Category 1 or any of the other unmonitored Sub-Accounts.

              If, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a monitored Sub-Account drops below a specified level the Sub-Account will be "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account.

              Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each monitored Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

                For example, assume a monitored Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

              If a monitored Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

              Once we calculate a monitored Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the monitored Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted. This means:

                On that Monthly Anniversary Day, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account;
                You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;
                If we receive instructions from you on or after that Monthly Anniversary Day requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account;
                When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Government Money Fund/VA Sub-Account in place of the restricted Sub-Account; and
                Any automatic transfers from the DCA Fixed Account to the restricted Sub-Account will be redirected to the Oppenheimer Government Money Fund/VA Sub-Account.

              You may transfer your Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account to any non-restricted or unmonitored Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted or unmonitored Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

              We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Day, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Day we will transfer all of your Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

              If any Monthly Anniversary Day is not a Valuation Day, we will effect the changes described above as of the next Valuation Day. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment.

              Note: Investing in monitored Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

              You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more monitored Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix H in this prospectus for an example of the Allocation Adjustment Program.

              The Allocation Adjustment Program ceases when we receive due proof of death of the Owner at our Administrative Office. This means that we will no longer monitor the performance of each Sub-Account in Categories 2 and 3, and those Sub-Accounts can no longer be "restricted" from allocations of Contract Value based on the 12-month SMA. When due proof of death is received at our Administrative Office, any Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account attributable to a restricted Sub-Account will remain in that Oppenheimer Government Money Fund/VA Sub-Account and will not be transferred back to the previously restricted Sub-Account when that Sub-Account is no longer restricted.

              Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3 or whether it is monitored or unmonitored. We will provide you with written notice at least five business days before making any changes in classification of Sub-Accounts. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Sub-Accounts that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before making any such modifications.

              With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with Written Notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

              For purposes of the Allocation Adjustment, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase the Protective Income Manager rider, but we may use a different mathematical model for Protective Income Manager riders we issue in the future. We reserve the right to terminate the Allocation Adjustment at any time in our sole discretion by Written Notice. We will provide you with Written Notice at least five business days before terminating the Program.

              If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

              Portfolio Rebalancing  You must elect portfolio rebalancing if you select the SecurePay rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

              Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the SecurePay rider. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

              If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

              Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation Instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

              For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:

                allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
                directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
                transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
                deducting the proceeds of a withdrawal or partial surrender from an Allocation Option so that the allocation of your Contract Value following the withdrawal or surrender is inconsistent with the Allocation Guidelines and Restrictions; or
                terminating the rebalancing of your Contract Value.

              If we terminate your SecurePay rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating the SecurePay Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

              Special Note For SecurePay Riders Issued Before December 1, 2008.  Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, in order to maintain the SecurePay rider, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models developed for Protective by Mesirow Financial (the "Mesirow Model Portfolios"). If you had Contract Value in a Mesirow Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that Model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the Allocation Guidelines and Restrictions by either being invested in accordance with the Allocation by Investment Category guidelines or in accordance with one of the three currently eligible Benefit Allocation Model Portfolios. If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Mesirow Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

              SUSPENSION OR DELAY IN PAYMENTS

              Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

                when the New York Stock Exchange is closed;
                when trading on the New York Stock Exchange is restricted;
                when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
                when the SEC, by order, so permits for the protection of security holders; or
                your premium check has not cleared your bank.

              If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

              We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

              SUSPENSION OF CONTRACTS

              If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

              CHARGES AND DEDUCTIONS

              Surrender Charge (Contingent Deferred Sales Charge)

              General

              We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "ANNUITY PAYMENTS, Annuity Commencement Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

              In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

              If you elect the SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Penalty-Free Withdrawal Amount

              Each Contract Year you may withdraw a specified amount, called the "penalty-free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders.")

              If you elect the SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Determining the Surrender Charge

              We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

              Refer to Appendix B for an example of how the surrender charge is calculated.

              We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

              Waiver of Surrender Charges

              We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

              We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

              We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS.") During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

              We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

              Mortality and Expense Risk Charge

              To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.20% (1.05% for Contracts issued on or after December 1, 2008 but before October 1, 2011, and 0.95% for Contracts issued before December 1, 2008) of the average daily net assets of the Variable Account attributable to your Contract.

              The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

              Administration Charge

              We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

              Death Benefit Fee

              If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), we assess a death benefit fee (the "CoverPay Fee") to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your death benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.") We do not assess the death benefit fee after the Annuity Commencement Date.

              If your Contract was issued before December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit or 0.10% of your annualized death benefit value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit. If your Contract is issued on or after December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit. For example, assume your Contract was issued after December 1, 2008 and you elected the Maximum Anniversary Value Death Benefit, which, on any Monthly Anniversary Day, is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) If on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

              For Contracts issued before October 1, 2011, the ValuPay Fee option also was available. See Appendix M for more information.

              Contracts purchased before May 1, 2005. An asset-based death benefit fee was available in Contracts purchased before May 1, 2005. The asset-based fee for the Return of Purchase Payments Death Benefit is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. The asset-based fee for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit) is equal, on an annualized basis, to 0.45% of your Contract Value measured on each Monthly Anniversary Day. We collect this fee on each Monthly Anniversary Day through the Annuity Commencement Date. We collect this fee whether or not the value of the death benefit is greater than the Contract Value on any Monthly Anniversary Day.

              SecurePay Fee

              We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date.

              The SecurePay Fee (as an annualized percentage of the Benefit Base on each Monthly Anniversary Day) will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

		Current
	Maximum	SecurePay riders issued on or after October 1, 2011	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

              SecurePay Riders issued before May 1, 2009:

	Maximum	Current(1)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

              (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

              We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the cost Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts, however.

              If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. (See "SECUREPAY WITH RightTime OPTION.")

              If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

              SecurePay Medical Evaluation Fee.  Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

              Protective Income Manager Fee

              We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime option. We calculate this fee as a percentage of the greatest of:

                the Contract Value on the fee calculation date;
                the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or
                if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

              Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the Protective Income Manager rider.

              We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION."

              Transfer Fee

              Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

              Contract Maintenance Fee

              Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $100,000 ($50,000 for Contracts issued before October 1, 2011) on the date we are to deduct the contract maintenance fee.

              Fund Expenses

              The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

              Premium Taxes

              Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

              Other Taxes

              Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

              Other Information

              We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

              ANNUITY PAYMENTS

              Annuity Commencement Date

              On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th Birthday (the "Maximum Annuity Commencement Date"). You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Commencement Date. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Changing the Annuity Commencement Date

              The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

              Annuity Value

              The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

              PrincipalBack Annuitization Benefit

              For Contracts purchased before May 1, 2007, we offered a PrincipalBack Annuitization Benefit. For more information about the benefit in that class of Contracts, please see Appendix I.

              PayStream Plus Annuitization Benefit

              (not available in New Hampshire or Utah)

              If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

              Annuity Income Payments

              On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

              Fixed Income Payments

              Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

              Variable Income Payments

              Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

              A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

              Annuity Units

              On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

              Determining the Amount of Variable Income Payments

              We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

              We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

              The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

                is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
                is the Annuity Unit value for the preceding Valuation Period; and
                is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

              The AIR is equal to 5%.

              If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

              Refer to Appendix C for an explanation of the variable income payment calculation.

              Exchange of Annuity Units

              After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

              Annuity Options

              You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

              You may select from among the following Annuity Options:

              Option A — Payments For a Certain Period

              We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

              Option B — Life Income With Or Without A Certain Period

              Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made.

              Additional Option

              You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

              At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Account Value to an annuity option while maintaining the remaining Account Value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

              Minimum Amounts

              If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

              Death of Annuitant or Owner After Annuity Commencement Date

              In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

              YIELDS AND TOTAL RETURNS

              From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

              Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

              Yields

              The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

              The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

              Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

              Total Returns

              The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

              Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

              Standardized Average Annual Total Returns

              The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

              When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

              Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

              Non-Standard Average Annual Total Returns

              In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

              Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

              Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

              Performance Comparisons

              Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

              Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

              Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

              Other Matters

              Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

              All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

              FEDERAL TAX MATTERS

              Introduction

              The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

              This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

              The Company's Tax Status

              Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

              TAXATION OF ANNUITIES IN GENERAL

              Tax Deferral During Accumulation Period

              Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

                the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
                the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
                the Owner is an individual (or an individual is treated as the Owner for tax purposes).

              Diversification Requirements

              The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

              Ownership Treatment

              In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

              The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

              Nonnatural Owner

              As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

              In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

                Contracts acquired by an estate of a decedent by reason of the death of the decedent;
                Certain Qualified Contracts;
                Contracts purchased by employers upon the termination of certain Qualified Plans;
                Certain Contracts used in connection with structured settlement agreements; and
                Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

              Delayed Annuity Commencement Dates

              If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

              The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

              Taxation of Partial and Full Surrenders

              In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

              Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments death benefit). For Contracts issued before October 1, 2011, the fee was assessed as either a fee based on the Net Amount at Risk ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). For Contracts issued on or after October 1, 2011, the Company only assesses the CoverPay Fee. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

              Taxation of Annuity Payments

              Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

              Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

              There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

              Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              Tax Consequences of Guaranteed Lifetime Withdrawal Benefits

              Withdrawals, pledges, or gifts.  In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract." In addition, if you purchased the SecurePay rider prior to May 1, 2009 and you selected the SecurePay GMAB, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greatest of the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration), the GMAB Guaranteed Amount and the AWA over the "investment in the contract."

              Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

              SecurePay NH.  The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

              Taxation of Death Benefit Proceeds

              Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

                if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or
                if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

              After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

                if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
                if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

              Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              Assignments, Pledges, and Gratuitous Transfers

              Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

              Penalty Tax on Premature Distributions

              Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

                received on or after the Owner reaches age 59-1/2;
                attributable to the Owner's becoming disabled (as defined in the tax law);
                made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
                made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
                made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

              Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

              Aggregation of Contracts

              In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

              Exchanges of Annuity Contracts

              We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit).

              If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

              You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

              Medicare Hospital Insurance Tax on Certain Distributions

              Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

              Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

              In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

              QUALIFIED RETIREMENT PLANS

              The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

              The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

              In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the persistency reward, the PrincipalBack annuitization benefit, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

              There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

                received on or after the date the Owner reaches age 59-1/2;
                received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
                made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

              These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

              When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

              Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

              Individual Retirement Accounts and Annuities

              Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

              However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

              Roth IRAs

              Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

              A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

              IRA to IRA Rollovers and Transfers

              A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

              A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

              If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

              If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

              A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

              Pension and Profit-Sharing Plans

              Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

              Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., fees that vary based on Contract values, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

              Section 403(b) Annuity Contracts

              Protective Life no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the Contracts as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

              Section 403(b) annuity contracts contain restrictions on withdrawals of:

                contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
                earnings on those contributions; and
                earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

              These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, died, has become disabled, in the case of hardship or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

              Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

              In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract. A rollover, transfer, or exchange from your Section 403(b) annuity contract with Protective to another Section 403(b) contract may be made only if the other Section 403(b) annuity contract is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the income tax consequences of the proposed transaction.

              Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

              Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

              Guaranteed Lifetime Withdrawal Benefits

              The Company offers for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider (collectively, the "GLWB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a guaranteed lifetime withdrawal benefit such as the GLWB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a GLWB rider because the purchase of a GLWB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a GLWB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in the GLWB rider coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to non-discrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the GLWB riders is unclear. For example, it is unclear whether an election to receive benefits under a GLWB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the GLWB riders that could affect a Qualified Plan's tax status which are not discussed here.

              When the SecurePay rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

              Direct Rollovers

              If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

              Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

              FEDERAL INCOME TAX WITHHOLDING

              In General

              Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

              Nonresident Aliens and Foreign Corporations

              The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

              FATCA Withholding

              If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

              GENERAL MATTERS

              Error in Age or Gender

              When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

              If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

              Incontestability

              We will not contest the Contract.

              Non-Participation

              The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

              Assignment or Transfer of a Contract

              You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

              Notice

              All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

              Modification

              No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

              Reports

              At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

              Settlement

              Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

              Receipt of Payment

              If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

              Protection of Proceeds

              To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

              Minimum Values

              The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

              Application of Law

              The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

              No Default

              The Contract will not be in default if subsequent Purchase Payments are not made.

              DISTRIBUTION OF THE CONTRACTS

              Distribution

              We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

              IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

              We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2014	$86,120,789
December 31, 2015	$99,348,859
December 31, 2016

              We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

              We no longer offer the Contract to new purchasers.

              Selling Broker-Dealers

              We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

              Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

              The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

              Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

              The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

              In 2016, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Investment Professionals, Inc., CUSO Financial Services, Cetera Financial, TD Wealth Management, Community America, M&T Securities, Regions, Allstate and BBVA Compass Investment Solutions, Inc. in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $[ ] to $[ ].

              These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

              We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

              Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

              Inquiries

              You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

              CEFLI

              Protective Life Insurance Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

              LEGAL PROCEEDINGS

              Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

              BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

              We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

              VOTING RIGHTS

              In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

              The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

              The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

              It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

              Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

              FINANCIAL STATEMENTS

              The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2016 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2016 and 2015 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

              The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for the two years in the period ended December 31, 2014 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

              STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

              APPENDIX A

              EXAMPLE OF DEATH BENEFIT CALCULATIONS

              Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender (including applicable surrender charges)	$25,000
10/1(yy+4)	Purchase Payment	$80,000

              The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

              Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

              Return of Purchase Payments Death Benefit

              The Return of Purchase Payments Death Benefit is equal to the greater of:

                Contract Value of $185,000 or,
                aggregate Purchase Payments less an adjustment for each surrender(A), or $180,000 less $20,000 equals $160,000.

              The death benefit payable is then $185,000.

              (A) The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

              Maximum Anniversary Value Death Benefit

              The Maximum Anniversary Value Death Benefit is equal to the greater of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered(A), as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

              The Maximum Anniversary Value Death Benefit is equal to the greater of:

                Contract Value of $185,000,
                aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.
                the greatest maximum anniversary value attained, or $190,000.

              The death benefit payable is then $190,000.

              (A) The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

              APPENDIX B

              EXAMPLE OF SURRENDER CHARGE CALCULATION

              Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0.0%

              Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 5 years later by a subsequent Purchase Payment of $50,000. On the sixth Contract Anniversary, assume the Contract Value is $175,000.

              During the seventh Contract Year, when the Contract Value has increased to $185,000, a partial surrender of $50,000 is requested. On the eighth Contract Anniversary, when the Contract Value is $200,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $13,500.

              When the $50,000 partial surrender is requested, $25,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $25,000 is allocated to the initial $100,000 Purchase Payment. Since 6 full years have elapsed since the initial Purchase Payment, a 2.0% surrender charge percentage will apply and the surrender charge is $25,000 times 2.0%, which equals $500.

              From the $200,000 full surrender, $75,000 represents earnings in the Contract and is free of surrender charges. The remaining $125,000 is prorated to the Purchase Payments as follows:

                $75,000 is allocated to the initial Purchase Payment
                $50,000 is allocated to the subsequent Purchase Payment

              Since 8 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $75,000.

              Since 3 full years have elapsed since the subsequent Purchase Payment, a 5.0% surrender charge percentage will apply to $50,000.

              The total surrender charge upon the full surrender is $2,500.

              APPENDIX C

              EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

              Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

              There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

              Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

              The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

              Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

              Explanation of the Commuted Value Calculation

              A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

              APPENDIX D

              CONDENSED FINANCIAL INFORMATION

              Sub-Accounts

              The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
              Goldman Sachs Small Cap Equity Insights, Institutional Class
              Goldman Sachs Strategic International Equity, Institutional Class
              Goldman Sachs U.S. Equity Insights, Institutional Class
              Goldman Sachs Large Cap Value, Institutional Class

June 13, 1995 —	Goldman Sachs Strategic Growth, Institutional Class
October 2, 2000 —	Invesco V.I. American Value II(A)
May 1, 2002 —	Lord Abbett Growth and Income, Value Class Lord Abbett Mid-Cap Stock, Value Class Lord Abbett Bond-Debenture, Value Class
June 2, 2003 —	Lord Abbett Growth Opportunities, Value Class
              Lord Abbett Calibrated Dividend Growth, Value Class
              MFS® Growth SS
              MFS® Research SS
              MFS® Investors Trust SS
              MFS® VIT II Massachusetts Investors Growth Stock Portfolio SS(B)
              MFS® Total Return SS
              MFS® New Discovery SS
              MFS® Utilities SS
              Oppenheimer Discovery Mid Cap Growth SS
              Oppenheimer Capital Appreciation SS
              Oppenheimer Main Street SS
              Oppenheimer Global Strategic Income SS

December 19, 2003 —	Goldman Sachs Mid Cap Value, Institutional Class Invesco V.I. Government Securities II(A) Invesco V.I. Equity and Income II(A)
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
              Fidelity VIP Growth-SC2
              Fidelity VIP Equity-Income-SC2
              Fidelity VIP Contrafund®-SC2
              Fidelity VIP Investment Grade Bond-SC2
              Fidelity VIP Index 500-SC2
              Franklin Flex Cap Growth VIP-C2
              Franklin Income VIP-C2
              Franklin Mutual Shares VIP-C2
              Franklin Rising Dividends VIP-C2
              Franklin Small-Mid Cap Growth VIP-C2
              Templeton Foreign VIP-C2
              Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Fidelity VIP Freedom Fund — 2015 Maturity-SC2
              Fidelity VIP Freedom Fund — 2020 Maturity-SC2
              Goldman Sachs Strategic Growth, Service Class
              Goldman Sachs Large Cap Value, Service Class
              Goldman Sachs Strategic International Equity, Service Class
              Goldman Sachs Small Cap Equity Insights, Service Class
              Oppenheimer Global SS
              Oppenheimer High Income SS
              Invesco V.I. American Franchise II(A)
              Van Kampen LIT Enterprise II(C)
              Invesco V.I. Comstock II(A)
              Invesco V.I. Growth and Income II(A)
              Invesco V.I. International Growth II(A)
              UIF Global Real Estate Class II

November 2, 2009 —	Franklin Small Cap Value VIP-C2
              Goldman Sachs Growth Opportunities, Service Class
              Legg Mason ClearBridge Variable Mid Cap, Class II
              Legg Mason ClearBridge Variable Small Cap Growth, Class II
              Lord Abbett Fundamental Equity, Value Class
              MFS® Total Return Bond SS
              MFS® Value SS
              PIMCO Long-Term US Government, Advisor Class
              PIMCO Low Duration, Advisor Class
              Goldman Sachs U.S. Equity Insights, Service Class
              Lord Abbett Classic Stock, Value Class
              Lord Abbett International Opportunities, Value Class
              PIMCO Real Return, Advisor Class
              PIMCO Short-Term, Advisor Class
              PIMCO Total Return, Advisor Class
              Royce Capital Micro-Cap, Service Class
              Royce Capital Small-Cap, Service Class
              Invesco V.I. Mid Cap Growth II(A)
              Invesco V.I. Balanced Risk Allocation II(A)

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class

              (A) On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

              (B) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

              (C) The Van Kampen LIT Enterprise Portfolio was liquidated April 24, 2009.

              Accumulation Units

              The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the ProtectiveRewards II Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the ProtectiveRewards II Variable Annuity. Only the classes of Accumulation Units available in the ProtectiveRewards II Variable Annuity Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus as well as Appendix A.

              You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

              The following table does not include Sub-Accounts that were not in operation as of December 31, 2015.

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Contracts Issued October 3, 2011 or later	Contracts Issued December 1, 2008 or later and before October 3, 2011	Contracts Issued before December 1, 2008	Contracts Issued October 3, 2011 or later	Contracts Issued December 1, 2008 or later and before October 3, 2011	Contracts Issued before December 1, 2008
ClearBridge Mid Cap Core - Class II	2015	$15.33	$20.19	$20.32	298,070	273,906	5,544
	2014	$15.23	$20.03	$20.13	1,003,681	325,543	5,234
	2013	$14.31	$18.79	$18.87	1,077,349	352,858	9,880
	2012	$10.58	$13.87	$13.91	577,599	396,718	10,803
	2011	$9.11	$11.93	$11.96	41,216	399,660	10,746
	2010		$12.59	$12.60		159,964	6,298
	2009		$10.43	$10.44		19,155	106
ClearBridge Small Cap Growth - Class II	2015	$15.63	$21.49	$21.63	98,218	99,223	3,851
	2014	$16.59	$22.79	$22.91	203,306	41,546	3,180
	2013	$16.20	$22.22	$22.31	226,251	44,359	7,893
	2012	$11.19	$15.33	$15.38	96,007	44,159	5,858
	2011	$9.53	$13.03	$13.06	4,163	26,541	1,604
	2010		$13.05	$13.07		13,404	1,604
	2009		$10.59	$10.59		2,663	1,719
Fidelity VIP Contrafund® - Service Class 2	2015	$15.01	$22.31	$23.12	1,108,172	831,406	222,881
	2014	$15.15	$22.48	$23.27	3,057,665	871,549	251,664
	2013	$13.74	$20.37	$21.06	3,181,597	952,496	331,702
	2012	$10.63	$15.73	$16.25	1,617,716	985,010	376,434
	2011	$9.28	$13.70	$14.14	96,913	1,010,065	408,865
	2010		$14.26	$14.70		604,021	460,145
	2009		$12.34	$12.71		242,609	504,212
	2008		$9.21	$9.48		3,262	540,022
	2007			$16.71			387,336
	2006			$14.40			219,829
Fidelity VIP Equity-Income - Service Class 2	2015		$19.53	$17.04		61,439	37,966
	2014		$20.63	$17.98		87,181	41,461
	2013		$19.24	$16.75		95,520	58,952
	2012		$15.23	$13.24		112,125	65,119
	2011		$13.16	$11.43		127,253	83,002
	2010		$13.23	$11.48		126,021	83,264
	2009		$11.64	$10.10		120,455	93,816
	2008		$9.07	$7.86		—	95,226
	2007			$13.88			87,051
	2006			$13.85			49,320
Fidelity VIP Freedom Fund - 2015 Maturity - Service Class 2	2015		$16.21	$13.17		7,130	939
	2014		$16.48	$13.38		8,529	1,230
	2013		$15.96	$12.94		8,860	21,180
	2012		$14.15	$11.46		9,287	21,413
	2011		$12.79	$10.35		9,806	21,532
	2010		$13.01	$10.52		9,807	21,742
	2009		$11.67	$9.42		10,402	3,486
	2008		$9.44	$7.62		—	204
Fidelity VIP Freedom Fund - 2020 Maturity - Service Class 2	2015		$16.90	$13.10		70,872	1,399
	2014		$17.18	$13.30		61,162	2,331
	2013		$16.61	$12.85		65,492	1,380
	2012		$14.53	$11.23		65,609	1,399
	2011		$13.00	$10.04		66,065	1,408
	2010		$13.32	$10.27		65,438	—
	2009		$11.78	$9.08		46,341	—
	2008		$9.27	$7.14		—	—
Fidelity VIP Growth - Service Class 2	2015		$23.23	$20.61		27,944	9,938
	2014		$21.98	$19.49		28,703	11,302
	2013		$20.03	$17.74		37,409	23,991
	2012		$14.90	$13.18		39,994	15,808
	2011		$13.17	$11.65		42,439	24,504
	2010		$13.33	$11.77		54,195	27,132
	2009		$10.89	$9.61		53,922	32,648
	2008		$8.61	$7.59		6,498	45,230
	2007			$14.55			43,998
	2006			$11.61			34,242
Fidelity VIP Index 500 - Service Class 2	2015	$16.03	$21.89	$20.22	1,550,102	365,565	75,421
	2014	$16.07	$21.90	$20.22	1,448,434	373,693	91,770
	2013	$14.37	$19.56	$18.04	1,267,562	412,988	125,083
	2012	$11.04	$15.00	$13.82	610,761	456,037	136,401
	2011	$9.67	$13.12	$12.08	40,449	577,236	160,502
	2010		$13.04	$11.99		364,745	203,487
	2009		$11.50	$10.56		219,163	223,439
	2008		$9.21	$8.45		1,532	222,646
	2007			$13.59			179,976
	2006			$13.06			89,139
Fidelity VIP Investment Grade Bond - Service Class 2	2015	$10.54	$13.19	$14.38	2,839,753	1,270,277	96,336
	2014	$10.77	$13.45	$14.65	2,405,122	1,367,937	109,280
	2013	$10.33	$12.89	$14.02	2,261,223	1,415,260	135,252
	2012	$10.69	$13.31	$14.47	1,195,831	1,334,058	143,319
	2011	$10.25	$12.75	$13.85	78,731	1,322,437	180,973
	2010		$12.05	$13.07		951,505	199,516
	2009		$11.34	$12.28		581,037	220,857
	2008		$9.93	$10.75		2,352	210,075
	2007			$11.26			196,174
	2006			$10.93			107,778
Fidelity VIP Mid-Cap - Service Class 2	2015	$13.68	$21.87	$26.98	814,244	740,040	74,375
	2014	$14.09	$22.49	$27.71	3,001,582	827,805	61,017
	2013	$13.46	$21.46	$26.41	3,274,450	900,390	86,818
	2012	$10.04	$15.98	$19.65	1,825,854	1,029,773	115,505
	2011	$8.88	$14.11	$17.33	122,593	1,005,062	129,540
	2010		$16.01	$19.65		486,844	140,271
	2009		$12.60	$15.44		143,486	143,387
	2008		$9.12	$11.17		—	154,205
	2007			$18.69			164,333
	2006			$16.38			115,803
Franklin Templeton - Franklin Flex Cap Growth VIP - Class 2	2015	$14.63	$20.58	$16.45	78,063	81,103	7,628
	2014	$14.21	$19.95	$15.93	137,754	100,259	9,270
	2013	$13.56	$19.02	$15.17	146,519	99,925	16,268
	2012	$10.00	$13.99	$11.15	79,286	102,067	11,410
	2011	$9.27	$12.96	$10.32	2,582	107,545	18,721
	2010		$13.77	$10.95		82,751	20,008
	2009		$11.99	$9.52		50,004	20,001
	2008		$9.12	$7.24		—	16,978
	2007			$11.31			13,262
	2006			$10.00			3,960
Franklin Templeton - Franklin Income VIP - Class 2	2015	$11.44	$17.32	$14.65	1,006,834	951,510	186,439
	2014	$12.47	$18.85	$15.93	976,357	1,021,495	226,728
	2013	$12.07	$18.23	$15.39	3,305,769	1,150,032	267,395
	2012	$10.73	$16.18	$13.65	1,600,156	1,190,139	271,766
	2011	$9.65	$14.53	$12.25	128,667	1,195,134	297,575
	2010		$14.36	$12.09		650,938	319,725
	2009		$12.89	$10.84		288,421	360,192
	2008		$9.62	$8.08		649	388,469
	2007			$11.61			285,883
	2006			$11.31			63,486
Franklin Templeton - Franklin Mutual Shares VIP - Class 2	2015	$13.50	$17.40	$13.60	1,207,801	1,767,410	188,550
	2014	$14.39	$18.51	$14.46	4,500,175	1,889,058	210,186
	2013	$13.61	$17.48	$13.64	5,260,020	2,066,048	274,166
	2012	$10.75	$13.79	$10.75	2,839,060	2,327,425	290,814
	2011	$9.54	$12.21	$9.51	216,879	2,412,369	331,196
	2010		$12.48	$9.71		1,245,148	337,554
	2009		$11.36	$8.82		318,689	343,499
	2008		$9.11	$7.07		9,711	355,830
	2007			$11.37			289,067
	2006			$11.10			66,946
Franklin Templeton - Franklin Rising Dividends VIP - Class 2	2015	$14.63	$20.32	$16.18	1,012,671	1,049,137	162,898
	2014	$15.38	$21.33	$16.97	3,826,516	1,322,617	200,794
	2013	$14.34	$19.85	$15.78	4,052,087	1,463,694	230,847
	2012	$11.20	$15.48	$12.30	2,196,744	1,676,669	258,782
	2011	$10.14	$13.99	$11.10	190,127	1,675,798	285,900
	2010		$13.35	$10.58		946,594	311,576
	2009		$11.19	$8.86		359,701	407,969
	2008		$9.65	$7.63		4,631	337,971
	2007			$10.58			180,175
	2006			$10.99			15,730
Franklin Templeton - Franklin Small Cap Value VIP - Class 2	2015	$13.80	$17.61	$17.72	91,803	184,594	686
	2014	$15.10	$19.23	$19.34	144,414	114,691	1,525
	2013	$15.21	$19.35	$19.43	270,000	126,857	5,747
	2012	$11.31	$14.37	$14.41	135,949	137,605	2,167
	2011	$9.68	$12.28	$12.30	6,862	133,755	10,883
	2010		$12.90	$12.92		50,271	4,402
	2009		$10.18	$10.18		421	1,717
Franklin Templeton - Franklin Small-Mid Cap Growth VIP - Class 2	2015	$13.99	$22.79	$16.18	83,508	121,306	14,597
	2014	$14.56	$23.68	$16.80	299,034	121,749	15,287
	2013	$13.73	$22.29	$15.80	288,808	137,708	25,032
	2012	$10.07	$16.32	$11.56	138,448	155,890	21,388
	2011	$9.20	$14.90	$10.54	7,991	154,822	30,180
	2010		$15.84	$11.19		98,224	31,793
	2009		$12.55	$8.86		63,733	39,847
	2008		$8.84	$6.24		—	36,450
	2007			$10.96			23,247
	2006			$9.96			12,797
Franklin Templeton - Franklin U.S. Government Securities VIP - Class 2	2015	$10.03	$11.35	$12.27	4,510,870	2,141,463	111,393
	2014	$10.12	$11.43	$12.34	4,574,187	2,339,098	135,440
	2013	$9.92	$11.19	$12.06	4,413,287	2,393,853	140,278
	2012	$10.28	$11.58	$12.47	2,320,608	2,339,586	151,926
	2011	$10.22	$11.49	$12.37	166,876	2,347,130	164,131
	2010		$11.00	$11.83		1,559,414	176,139
	2009		$10.57	$11.35		626,236	183,750
	2008		$10.37	$11.13		2,245	152,668
	2007			$10.45			33,023
Franklin Templeton - Templeton Foreign VIP - Class 2	2015	$9.73	$13.88	$11.33	172,924	436,347	204,360
	2014	$10.54	$15.01	$12.25	147,492	432,581	217,647
	2013	$12.02	$17.09	$13.93	420,951	444,166	275,592
	2012	$9.90	$14.06	$11.45	280,216	435,583	297,991
	2011	$8.48	$12.03	$9.79	43,925	432,042	366,996
	2010		$13.62	$11.07		354,994	395,932
	2009		$12.71	$10.32		156,727	431,316
	2008		$9.38	$7.61		1,792	425,867
	2007			$12.89			173,430
	2006			$11.29			23,664
Franklin Templeton - Templeton Global Bond VIP - Class 2	2015	$9.98	$14.70	$16.01	7,323,887	1,649,309	63,379
	2014	$10.57	$15.54	$16.91	7,260,685	1,735,293	79,420
	2013	$10.52	$15.43	$16.78	6,997,411	1,757,777	92,643
	2012	$10.48	$15.36	$16.69	2,996,235	1,747,428	107,393
	2011	$9.23	$13.51	$14.66	232,787	1,686,576	116,312
	2010		$13.78	$14.94		829,245	127,548
	2009		$12.22	$13.23		215,051	128,300
	2008		$10.41	$11.26		58	106,502
	2007			$10.72			60,928
Franklin Templeton - Templeton Growth VIP - Class 2	2015	$11.90	$15.98	$11.60	96,667	200,970	72,762
	2014	$12.89	$17.28	$12.53	100,990	200,252	93,655
	2013	$13.44	$17.99	$13.03	242,964	241,280	118,799
	2012	$10.41	$13.91	$10.07	116,837	286,062	133,929
	2011	$8.71	$11.63	$8.40	18,411	290,510	146,846
	2010		$12.64	$9.13		198,357	163,023
	2009		$11.91	$8.59		68,806	173,713
	2008		$9.19	$6.62		—	176,281
	2007			$11.60			171,226
	2006			$11.46			55,484
Goldman Sachs Growth Opportunities - Service Class	2015	$14.85	$19.35	$19.47	38,136	90,369	4,568
	2014	$15.87	$20.65	$20.76	231,438	86,739	5,222
	2013	$14.47	$18.80	$18.88	180,096	87,657	5,401
	2012	$11.09	$14.39	$14.44	97,630	80,716	8,114
	2011	$9.41	$12.19	$12.22	1,042	73,286	4,993
	2010		$12.84	$12.86		25,620	4,683
	2009		$10.88	$10.88		365	—
Goldman Sachs Large Cap Value - Institutional Class	2015			$18.46			33,152
	2014			$19.52			40,617
	2013			$17.47			67,680
	2012			$13.25			95,537
	2011			$11.24			110,933
	2010			$12.22			112,033
	2009			$11.11			116,000
	2008			$9.49			133,653
	2007			$14.64			158,032
	2006			$14.58			110,113
Goldman Sachs Large Cap Value - Service Class	2015	$14.84	$17.76	$13.20	371,193	814,085	139,884
	2014	$15.76	$18.82	$13.98	506,921	929,136	154,974
	2013	$14.18	$16.91	$12.55	572,884	1,046,572	171,822
	2012	$10.80	$12.87	$9.54	641,617	1,231,829	199,161
	2011	$9.21	$10.96	$8.11	125,387	1,298,473	224,766
	2010		$11.95	$8.84		460,607	246,715
	2009		$10.90	$8.06		80,465	272,120
	2008		$9.36	$6.91		7,312	224,733
Goldman Sachs MidCap Value - Institutional Class	2015			$23.46			18,212
	2014			$26.13			24,357
	2013			$23.25			29,982
	2012			$17.68			53,792
	2011			$15.08			69,644
	2010			$16.28			73,517
	2009			$13.16			76,770
	2008			$9.99			97,135
	2007			$16.04			139,287
	2006			$15.70			141,308
Goldman Sachs MidCap Value - Service Class	2015	$13.81	$15.67	$15.76	558,322	555,564	964
	2014	$15.47	$17.52	$17.60	2,205,100	608,679	1,034
	2013	$13.83	$15.65	$15.70	2,346,513	666,608	470
	2012	$10.57	$11.94	$11.97	1,435,337	775,168	—
	2011	$9.06	$10.22	$10.24	139,959	787,691	—
	2010		$11.07	$11.08		195,010	—
Goldman Sachs Small Cap Equity Insights - Institutional Class	2015			$18.76			62,990
	2014			$19.37			80,371
	2013			$18.31			104,697
	2012			$13.64			136,025
	2011			$12.22			161,399
	2010			$12.27			193,469
	2009			$9.53			227,147
	2008			$7.54			251,036
	2007			$11.55			232,549
	2006			$13.98			137,728
Goldman Sachs Small Cap Equity Insights - Service Class	2015		$22.45	$17.61		22,975	42,809
	2014		$23.29	$18.25		24,830	49,447
	2013		$22.08	$17.29		25,818	51,073
	2012		$16.50	$12.91		28,128	59,173
	2011		$14.84	$11.59		31,747	63,915
	2010		$14.95	$11.67		29,162	77,199
	2009		$11.64	$9.08		31,431	100,348
	2008		$9.26	$7.21		1,041	86,465
Goldman Sachs Strategic Growth - Institutional Class	2015			$20.51			36,316
	2014			$20.05			41,007
	2013			$17.83			56,355
	2012			$13.61			68,908
	2011			$11.47			82,626
	2010			$11.90			91,736
	2009			$10.86			102,515
	2008			$7.43			107,756
	2007			$12.89			84,740
	2006			$11.83			48,435
Goldman Sachs Strategic Growth - Service Class	2015	$16.50	$23.11	$17.31	1,632,717	661,848	4,260
	2014	$16.21	$22.67	$16.96	2,497,792	658,462	1,882
	2013	$14.49	$20.22	$15.12	2,683,272	758,897	2,047
	2012	$11.12	$15.50	$11.57	1,471,279	848,523	1,619
	2011	$9.42	$13.11	$9.78	104,177	881,663	605
	2010		$13.65	$10.17		396,210	601
	2009		$12.50	$9.30		126,212	—
	2008		$8.57	$6.37		419	—
Goldman Sachs Strategic International Equity - Institutional Class	2015			$14.45			136,799
	2014			$14.45			158,195
	2013			$15.79			205,057
	2012			$12.85			248,099
	2011			$10.71			287,962
	2010			$12.74			294,533
	2009			$11.67			302,762
	2008			$9.16			339,867
	2007			$17.13			273,924
	2006			$16.05			115,166
Goldman Sachs Strategic International Equity - Service Class	2015	$10.87	$14.37	$9.43	86,701	143,044	167,788
	2014	$10.93	$14.43	$9.46	57,311	145,784	180,839
	2013	$11.99	$15.81	$10.35	159,475	154,480	178,318
	2012	$9.82	$12.93	$8.46	116,004	170,278	199,858
	2011	$8.23	$10.82	$7.07	12,888	179,379	206,876
	2010		$12.90	$8.42		119,667	221,923
	2009		$11.85	$7.73		59,767	248,685
	2008		$9.34	$6.09		2,658	226,596
Goldman Sachs U.S. Equity Insights - Institutional Class	2015			$19.50			18,026
	2014			$19.74			18,995
	2013			$17.15			28,292
	2012			$12.60			35,007
	2011			$11.13			49,519
	2010			$10.81			54,145
	2009			$9.68			57,942
	2008			$8.07			73,391
	2007			$12.95			76,555
	2006			$13.31			46,320
Goldman Sachs U.S. Equity Insights - Service Class	2015		$22.14	$16.30		9,357	480
	2014		$22.49	$16.54		10,560	521
	2013		$19.58	$14.38		15,367	—
	2012		$14.44	$10.59		17,761	—
	2011		$12.80	$9.38		21,264	—
	2010		$12.46	$9.12		24,051	—
	2009		$11.19	$8.19		20,361	—
	2008		$9.37	$6.84		1,359	—
Invesco VI American Franchise II	2015		$26.50	$21.18		4,502	11,362
	2014		$25.59	$20.43		4,962	11,990
	2013		$23.93	$19.09		6,099	12,213
	2012		$17.32	$13.80		8,999	10,501
	2011		$15.45	$12.30		11,256	14,517
	2010		$16.70	$13.28		8,767	16,551
	2009		$14.13	$11.22		15,065	22,252
	2008		$8.63	$6.85		—	15,170
	2007			$13.60			20,882
	2006			$11.78			16,836
Invesco VI American Value II	2015	$14.14	$18.64	$18.75	99,383	45,037	1,897
	2014	$15.80	$20.80	$20.91	156,090	25,969	3,322
	2013	$14.63	$19.22	$19.30	141,369	25,648	3,195
	2012	$11.06	$14.52	$14.56	46,710	23,651	838
	2011	$9.57	$12.54	$12.57	535	19,518	738
	2010		$12.58	$12.60		8,221	446
	2009		$10.42	$10.42		—	—
Invesco VI Balanced Risk Allocation II	2015	$11.12	$13.06	$13.14	3,102,576	448,277	5,392
	2014	$11.78	$13.82	$13.90	2,674,304	454,283	6,708
	2013	$11.29	$13.23	$13.28	2,640,188	415,159	9,740
	2012	$11.28	$13.19	$13.24	1,108,337	155,124	20,967
	2011	$10.33	$12.06	$12.09	37,421	109,556	1,112
	2010		$11.03	$11.05		61,695	1,067
	2009		$10.21	$10.21		2,586	1,081
Invesco VI Comstock II	2015	$14.71	$20.45	$18.71	128,280	207,089	44,118
	2014	$15.89	$22.05	$20.16	405,233	168,070	54,204
	2013	$14.75	$20.44	$18.67	380,370	199,314	94,052
	2012	$11.02	$15.25	$13.91	171,214	195,354	123,965
	2011	$9.39	$12.97	$11.82	7,160	214,967	162,609
	2010		$13.40	$12.20		158,853	177,918
	2009		$11.72	$10.66		52,229	201,853
	2008		$9.23	$8.39		51	252,530
	2007			$13.21			269,581
	2006			$13.67			214,133
Invesco VI Equity and Income II	2015	$13.52	$18.04	$19.26	535,499	706,318	41,836
	2014	$14.06	$18.74	$19.98	1,978,899	748,174	41,278
	2013	$13.10	$17.43	$18.56	1,941,681	790,715	46,036
	2012	$10.63	$14.12	$15.02	1,004,181	864,203	49,502
	2011	$9.58	$12.71	$13.51	68,073	872,359	60,317
	2010		$13.02	$13.83		415,953	62,111
	2009		$11.76	$12.48		39,396	67,525
	2008		$9.71	$10.29		—	79,362
	2007			$13.45			82,387
	2006			$13.16			74,160
Invesco VI Government Securities II	2015	$10.23	$10.54	$11.49	386,976	221,136	265,376
	2014	$10.36	$10.65	$11.62	276,805	223,883	310,705
	2013	$10.10	$10.41	$11.74	180,331	268,628	340,058
	2012	$10.53	$10.80	$11.86	166,665	254,124	337,849
	2011	$10.44	$10.69	$11.99	8,278	243,471	350,690
	2010		$10.67	$11.99		213,946	347,205
	2009		$10.29	$11.55		112,651	378,268
	2008		$10.32	$11.58		6,400	381,797
	2007			$11.52			148,069
	2006			$10.88			43,447
Invesco VI Growth & Income II	2015	$14.67	$19.08	$19.90	1,417,656	1,632,234	79,158
	2014	$15.37	$19.96	$20.80	5,269,779	1,666,348	85,826
	2013	$14.16	$18.36	$19.12	5,558,202	1,838,283	113,242
	2012	$10.72	$13.89	$14.44	3,044,465	2,109,577	142,904
	2011	$9.50	$12.29	$12.76	212,760	2,181,419	170,213
	2010		$12.72	$13.20		1,009,470	167,505
	2009		$11.47	$11.89		144,871	174,300
	2008		$9.35	$9.68		1,266	174,993
	2007			$14.43			130,071
	2006			$14.23			97,433
Invesco VI International Growth II	2015	$11.50	$13.70	$11.17	40,354	31,508	3,368
	2014	$11.97	$13.86	$11.59	48,547	30,842	3,429
	2013	$12.12	$14.02	$11.70	127,464	31,897	4,699
	2012	$10.34	$14.18	$9.96	23,939	33,336	3,955
	2011		$14.35	$8.94		32,372	3,552
	2010		$13.26	$8.25		23,376	3,502
	2009		$12.21	$7.59		22,702	3,505
	2008		$9.04	$5.62		—	—
Invesco VI Mid-Cap Growth II	2015	$13.79	$24.63	$21.91	42,983	137,783	21,345
	2014	$13.82	$24.66	$21.91	215,060	191,407	23,199
	2013	$13.00	$23.17	$20.56	230,070	214,846	79,394
	2012	$9.65	$17.16	$15.21	112,621	182,583	81,798
	2011	$8.75	$15.55	$13.77	5,738	132,773	100,829
	2010		$17.35	$15.36		160,235	107,578
	2009		$13.79	$12.19		40,220	99,267
	2008		$8.92	$7.88		—	121,779
	2007			$14.98			67,120
	2006			$12.87			33,155
Lord Abbett Bond-Debenture VC	2015	$11.66	$17.43	$18.44	7,472,786	2,580,661	118,356
	2014	$11.99	$17.90	$18.93	7,306,428	2,613,460	164,570
	2013	$11.65	$17.36	$18.33	6,945,400	2,644,425	217,987
	2012	$10.91	$16.23	$17.13	3,287,886	2,631,909	256,802
	2011	$9.82	$14.59	$15.38	250,347	2,639,851	280,336
	2010		$14.14	$14.89		1,541,719	286,360
	2009		$12.74	$13.40		548,368	298,782
	2008		$9.59	$10.08		2,084	261,160
	2007			$12.35			213,921
	2006			$11.76			153,122
Lord Abbett Calibrated Dividend Growth VC	2015	$14.25	$20.40	$20.69	135,813	69,041	15,594
	2014	$14.76	$21.09	$21.37	186,153	75,318	19,315
	2013	$13.40	$19.12	$19.36	239,394	84,408	23,531
	2012	$10.61	$15.12	$15.30	35,479	91,992	28,544
	2011	$9.56	$13.60	$13.75	867	96,403	38,957
	2010		$13.74	$13.86		66,332	50,108
	2009		$12.11	$12.21		42,396	53,414
	2008		$9.92	$10.00		—	64,053
	2007			$13.69			99,138
	2006			$13.41			87,758
Lord Abbett Classic Stock VC	2015	$14.11	$18.18	$14.38	141,722	164,083	1,706
	2014	$14.43	$18.56	$14.66	410,961	175,270	973
	2013	$13.40	$17.20	$13.58	453,159	197,664	1,092
	2012	$10.45	$13.40	$10.57	235,278	217,721	1,753
	2011	$9.20	$11.78	$9.28	235	207,781	1,444
	2010		$12.97	$10.21		166,261	1,608
	2009		$11.50	$9.04		93,038	966
	2008		$9.27	$7.28		928	—
Lord Abbett Fundamental Equity VC	2015	$13.56	$17.27	$17.38	756,394	899,102	17,204
	2014	$14.23	$18.09	$18.19	3,266,974	975,284	14,934
	2013	$13.46	$17.08	$17.15	3,451,741	1,049,505	18,676
	2012	$10.04	$12.73	$12.77	1,962,623	1,231,053	23,482
	2011	$9.20	$11.64	$11.67	133,157	1,168,882	22,095
	2010		$12.33	$12.35		470,116	18,474
	2009		$10.48	$10.48		32,150	6,175
Lord Abbett Growth and Income VC	2015	$14.01	$18.16	$16.73	117,945	405,211	70,674
	2014	$14.62	$18.91	$17.41	153,312	481,104	76,308
	2013	$13.75	$17.77	$16.34	177,360	530,684	122,340
	2012	$10.25	$13.23	$12.15	206,707	621,552	174,700
	2011	$9.27	$11.94	$10.96	46,155	636,393	189,779
	2010		$12.86	$11.79		408,216	207,772
	2009		$11.08	$10.15		172,661	230,863
	2008		$9.43	$8.63		8,369	308,056
	2007			$13.71			302,558
	2006			$13.40			218,931
Lord Abbett Growth Opportunities VC	2015	$13.98	$23.12	$23.20	109,575	63,947	28,352
	2014	$13.79	$22.77	$22.82	66,704	40,919	32,934
	2013	$13.17	$21.72	$21.75	68,951	70,128	39,381
	2012	$9.74	$16.03	$16.03	44,041	71,601	47,791
	2011	$8.65	$14.21	$14.20	1,180	66,696	54,941
	2010		$15.98	$15.95		55,712	60,729
	2009		$13.15	$13.12		39,406	71,047
	2008		$9.14	$9.11		352	71,519
	2007			$14.90			24,771
	2006			$12.42			24,840
Lord Abbett International Opportunities VC	2015	$12.91	$21.82	$12.94	39,726	75,106	53,123
	2014	$11.77	$19.87	$11.77	28,315	70,707	61,091
	2013	$12.66	$21.32	$12.63	33,466	69,765	60,916
	2012	$9.74	$16.38	$9.69	37,216	79,932	69,736
	2011	$8.19	$13.77	$8.13	6,212	75,990	74,046
	2010		$16.52	$9.75		93,714	82,900
	2009		$13.79	$8.13		21,003	87,724
	2008		$9.43	$5.56		2,073	92,594
Lord Abbett Mid Cap Stock VC	2015	$13.76	$21.29	$19.33	65,055	64,107	139,654
	2014	$14.49	$22.39	$20.31	135,134	73,554	159,802
	2013	$13.17	$20.31	$18.40	139,429	79,758	198,270
	2012	$10.24	$15.76	$14.27	84,936	93,666	236,913
	2011	$9.05	$13.92	$12.59	6,961	95,612	278,480
	2010		$14.67	$13.26		73,893	312,517
	2009		$11.83	$10.68		55,884	348,766
	2008		$9.46	$8.52		990	379,252
	2007			$14.21			307,235
	2006			$14.27			203,177
MFS Growth - Service Shares	2015	$16.72	$24.80	$25.57	73,355	48,961	8,610
	2014	$15.79	$23.38	$24.09	372,382	63,238	9,871
	2013	$14.72	$21.76	$22.40	399,806	66,725	9,962
	2012	$10.92	$16.13	$16.58	147,058	67,829	12,573
	2011	$9.45	$13.94	$14.31	10,052	49,966	9,716
	2010		$14.18	$14.55		27,472	11,558
	2009		$12.47	$12.78		14,194	11,196
	2008		$9.18	$9.40		1,054	11,852
	2007			$15.22			8,952
	2006			$12.72			7,924
MFS Investors Trust - Service Shares	2015	$15.32	$20.52	$21.07	293,486	430,345	3,795
	2014	$15.52	$20.77	$21.30	1,864,919	529,394	5,166
	2013	$14.21	$18.98	$19.44	1,993,409	581,784	6,882
	2012	$10.93	$14.58	$14.91	1,058,048	649,864	8,283
	2011	$9.32	$12.41	$12.68	78,439	667,239	8,530
	2010		$12.86	$13.14		310,550	7,764
	2009		$11.74	$11.97		80,320	5,901
	2008		$9.38	$9.56		—	7,131
	2007			$14.48			8,876
	2006			$13.30			8,379
MFS New Discovery - Service Shares	2015	$12.33	$25.77	$21.61	292,196	341,229	42,186
	2014	$12.77	$26.64	$22.32	416,934	471,583	47,086
	2013	$13.98	$29.13	$24.38	1,818,167	484,681	55,912
	2012	$10.03	$20.87	$17.45	965,374	516,472	59,702
	2011	$8.41	$17.46	$14.58	67,228	482,030	70,866
	2010		$19.74	$16.47		295,425	81,425
	2009		$14.69	$12.24		87,752	92,352
	2008		$9.12	$7.59		964	103,125
	2007			$12.69			45,063
	2006			$12.54			39,287
MFS Research - Service Shares	2015	$15.39	$21.84	$22.09	10,079	17,207	10,242
	2014	$15.51	$21.98	$22.20	71,184	19,069	11,285
	2013	$14.29	$20.22	$20.41	71,658	20,699	16,480
	2012	$10.97	$15.50	$15.63	36,182	28,034	17,288
	2011	$9.51	$13.41	$13.51	270	23,543	22,085
	2010		$13.66	$13.75		19,664	27,045
	2009		$11.95	$12.01		9,112	33,991
	2008		$9.29	$9.32		—	35,966
	2007			$14.78			32,972
	2006			$13.23			17,929
MFS Total Return - Service Shares	2015	$13.18	$16.78	$16.96	129,930	322,921	79,056
	2014	$13.43	$17.07	$17.24	610,378	365,739	84,449
	2013	$12.57	$15.95	$16.10	608,828	382,304	97,586
	2012	$10.72	$13.59	$13.70	308,039	418,094	128,981
	2011	$9.79	$12.40	$12.48	26,485	421,037	141,543
	2010		$12.34	$12.42		336,825	159,326
	2009		$11.39	$11.45		135,548	170,451
	2008		$9.79	$9.83		921	200,417
	2007			$12.78			241,836
	2006			$12.43			243,259
MFS Utilities - Service Shares	2015	$11.93	$19.77	$28.76	202,273	283,193	29,017
	2014	$14.18	$23.47	$34.10	1,047,803	304,215	38,849
	2013	$12.78	$21.11	$30.64	1,205,350	331,308	58,238
	2012	$10.77	$17.76	$25.76	581,154	361,912	80,624
	2011	$9.64	$15.87	$22.99	58,353	380,854	99,731
	2010		$15.08	$21.82		263,397	127,186
	2009		$13.44	$19.42		120,095	134,684
	2008		$10.23	$14.77		1,337	151,845
	2007			$24.01			170,096
	2006			$19.02			141,341
MFS Value - Service Shares	2015	$15.64	$18.49	$18.61	269,096	200,794	4,450
	2014	$15.99	$18.88	$18.99	3,048,655	364,497	6,293
	2013	$14.70	$17.34	$17.41	3,277,046	507,516	6,207
	2012	$10.99	$12.93	$12.98	1,547,211	571,509	7,936
	2011	$9.61	$11.29	$11.32	35,455	550,581	5,879
	2010		$11.48	$11.49		225,611	6,274
	2009		$10.44	$10.44		12,940	—
MFS VIT II MA Investors Growth Stock - Service Shares	2015	$15.36	$22.49	$20.35	57,800	264,337	222,918
	2014	$15.37	$22.47	$20.31	173,118	146,538	135,325
	2013	$14.01	$20.45	$18.48	118,680	155,251	165,516
	2012	$10.92	$15.91	$14.36	67,757	176,508	198,027
	2011	$9.48	$13.79	$12.43	3,829	181,813	217,692
	2010		$13.90	$12.52		167,471	250,137
	2009		$12.54	$11.28		83,120	276,686
	2008		$9.12	$8.20		2,117	280,820
	2007			$13.14			104,812
	2006			$11.97			27,424
MFS VIT Total Return Bond - Service Shares	2015	$10.74	$11.85	$11.93	1,554,199	571,598	10,226
	2014	$10.94	$12.06	$12.13	1,928,201	636,635	11,672
	2013	$10.50	$11.55	$11.60	1,921,913	690,698	12,577
	2012	$10.78	$11.84	$11.88	1,028,311	691,902	17,042
	2011	$10.20	$11.19	$11.21	69,727	640,381	20,681
	2010		$10.63	$10.64		261,156	15,329
	2009		$10.03	$10.03		15,803	2,225
OppenheimerFunds Capital Appreciation - Service Shares	2015	$15.58	$21.79	$18.22	302,724	61,291	58,442
	2014	$15.28	$21.35	$17.83	185,424	48,658	65,280
	2013	$13.45	$18.76	$15.65	125,839	50,936	78,706
	2012	$10.53	$14.66	$12.22	65,550	55,369	87,013
	2011	$9.37	$13.03	$10.85	4,287	68,208	96,274
	2010		$13.37	$11.12		43,654	112,130
	2009		$12.39	$10.30		25,267	134,918
	2008		$8.69	$7.22		2,119	131,010
	2007			$13.43			23,457
	2006			$11.92			19,946
OppenheimerFunds Discovery Mid Cap Growth - Service Shares	2015		$23.20	$18.87		1,861	6,951
	2014		$22.07	$17.93		1,337	10,750
	2013		$21.15	$17.18		1,308	11,582
	2012		$15.78	$12.80		1,416	12,448
	2011		$13.74	$11.13		1,450	12,650
	2010		$13.78	$11.16		2,622	12,761
	2009		$10.97	$8.87		2,681	19,756
	2008		$8.39	$6.78		—	22,329
	2007			$13.48			18,860
	2006			$12.85			16,872
OppenheimerFunds Global Fund - Service Shares	2015	$13.49	$21.07	$21.28	585,421	727,249	96,851
	2014	$13.19	$20.56	$20.74	2,035,727	793,493	104,387
	2013	$13.09	$20.38	$20.54	2,465,182	836,679	139,293
	2012	$10.44	$16.23	$16.34	1,376,316	964,078	167,939
	2011	$8.75	$13.58	$13.66	89,586	959,338	158,176
	2010		$15.02	$15.09		469,318	167,265
	2009		$13.13	$13.18		97,101	177,648
	2008		$9.53	$9.56		—	202,071
	2007			$16.19			212,598
	2006			$15.42			158,242
OppenheimerFunds Global Strategic Income - Service Shares	2015	$10.15	$13.19	$15.37	4,177,816	1,991,901	198,980
	2014	$10.55	$13.69	$15.93	4,151,355	2,141,770	229,250
	2013	$10.43	$13.51	$15.70	3,935,251	2,219,384	270,241
	2012	$10.60	$13.72	$15.93	1,912,789	2,175,762	305,941
	2011	$9.49	$12.26	$14.23	179,980	2,212,591	384,092
	2010		$12.33	$14.29		1,181,444	439,893
	2009		$10.86	$12.58		540,869	515,002
	2008		$9.28	$10.74		15,581	505,648
	2007			$12.69			336,088
	2006			$11.76			232,855
OppenheimerFunds Main Street - Service Shares	2015	$16.14	$22.08	$19.52	397,349	203,129	25,920
	2014	$15.86	$21.66	$19.13	293,180	163,781	27,637
	2013	$14.56	$19.85	$17.51	292,827	183,274	32,698
	2012	$11.22	$15.28	$13.47	131,293	207,876	36,118
	2011	$9.75	$13.25	$11.67	7,978	204,556	41,843
	2010		$13.45	$11.83		97,822	43,114
	2009		$11.75	$10.32		63,877	43,336
	2008		$9.28	$8.15		33	48,972
	2007			$13.42			41,222
	2006			$13.00			31,656
OppenheimerFunds Money Fund	2015	$9.44	$0.93	$10.39	60,905,994	18,994,240	121,548
	2014	$9.57	$0.94	$10.50	11,283,505	15,668,842	206,828
	2013	$9.69	$0.95	$10.61	1,672,651	14,609,654	132,000
	2012	$9.82	$0.96	$10.72	894,788	23,088,872	173,783
	2011	$9.94	$0.97	$10.84	35,736	20,845,259	226,482
	2010		$0.98	$10.95		3,075,712	226,728
	2009		$0.99	$11.06		560,816	139,618
	2008		$1.00	$11.14		—	150,693
	2007			$10.96			76,760
	2006			$10.55			30,696
PIMCO VIT Long-Term US Government Advisor Class	2015	$12.74	$13.85	$13.94	388,495	84,129	2,336
	2014	$13.10	$14.23	$14.30	279,332	97,346	919
	2013	$10.71	$11.62	$11.67	257,870	117,260	6,638
	2012	$12.48	$13.51	$13.56	191,833	124,785	1,921
	2011	$12.12	$13.10	$13.13	18,289	115,966	453
	2010		$10.38	$10.39		47,346	516
	2009		$9.42	$9.42		685	—
PIMCO VIT Low Duration Advisor Class	2015	$9.97	$10.64	$10.71	1,880,559	740,271	8,321
	2014	$10.08	$10.74	$10.80	1,955,509	819,247	6,658
	2013	$10.13	$10.79	$10.83	1,818,657	944,758	7,116
	2012	$10.29	$10.94	$10.98	890,053	835,385	14,028
	2011	$9.86	$10.47	$10.49	48,895	718,469	13,704
	2010		$10.48	$10.49		323,821	8,715
	2009		$10.08	$10.08		18,052	1,519
PIMCO VIT Real Return Advisor Class	2015	$9.71	$11.23	$11.30	7,078,469	2,225,481	20,685
	2014	$10.12	$11.68	$11.74	7,229,026	2,342,939	18,762
	2013	$9.95	$11.48	$11.52	7,012,022	2,387,777	18,818
	2012	$11.12	$12.80	$12.84	3,310,897	2,251,626	43,809
	2011	$10.37	$11.92	$11.95	293,070	2,235,422	19,773
	2010		$10.81	$10.82		850,974	15,297
	2009		$10.12	$10.13		43,123	5,916
PIMCO VIT Short-Term Advisor Class	2015	$9.87	$10.03	$10.09	1,661,472	681,255	6,704
	2014	$9.90	$10.05	$10.10	2,053,096	1,453,604	22,664
	2013	$9.97	$10.10	$10.15	2,113,973	1,582,298	40,010
	2012	$10.05	$10.17	$10.21	808,515	638,658	7,527
	2011	$9.92	$10.02	$10.05	49,702	559,870	7,145
	2010		$10.10	$10.11		420,930	5,051
	2009		$10.01	$10.02		8,465	—
PIMCO VIT Total Return Advisor Class	2015	$10.58	$11.70	$11.77	10,733,637	4,169,183	50,208
	2014	$10.69	$11.79	$11.85	10,847,381	4,172,714	58,828
	2013	$10.39	$11.45	$11.50	10,717,469	4,277,743	75,764
	2012	$10.75	$11.83	$11.86	5,338,954	4,230,409	110,999
	2011	$9.95	$10.93	$10.95	354,934	4,030,622	63,979
	2010		$10.68	$10.69		1,723,122	34,765
	2009		$10.00	$10.01		127,329	13,390
Royce Capital Micro-Cap - Service Class	2015	$8.82	$12.29	$12.37	144,750	219,733	3,964
	2014	$10.23	$14.23	$14.31	109,685	216,202	3,351
	2013	$10.78	$14.97	$15.04	522,919	210,477	3,291
	2012	$9.05	$12.55	$12.59	300,142	225,959	4,358
	2011	$8.54	$11.82	$11.84	28,105	216,310	11,022
	2010		$13.62	$13.64		88,932	8,318
	2009		$10.61	$10.61		9,580	1,693
Royce Capital Small-Cap - Service Class	2015	$12.19	$15.23	$15.32	732,780	945,764	13,072
	2014	$14.04	$17.50	$17.59	2,940,365	991,104	9,890
	2013	$13.82	$17.20	$17.27	3,503,937	1,034,292	14,086
	2012	$10.41	$12.94	$12.99	1,988,973	1,193,626	12,773
	2011	$9.40	$11.67	$11.69	137,686	1,170,416	12,992
	2010		$12.24	$12.25		477,317	13,145
	2009		$10.29	$10.30		35,852	8,850
UIF Global Real Estate II	2015	$12.09	$18.49	$12.59	54,038	119,800	4,315
	2014	$12.43	$18.97	$12.90	69,833	121,648	6,154
	2013	$11.06	$16.86	$11.45	62,797	128,905	12,575
	2012	$10.92	$16.61	$11.28	71,341	133,111	6,951
	2011	$8.51	$12.93	$8.77	11,707	145,876	10,914
	2010		$14.56	$9.87		68,800	6,098
	2009		$12.04	$8.15		32,235	5,902
	2008		$8.62	$5.82		—	2,749
Van Kampen LIT Enterprise II	2015
	2014
	2013
	2012
	2011
	2010
	2009
	2008		$9.07	$7.58		—	15,506
	2007			$13.46			22,532
	2006			$12.10			25,524

              APPENDIX E

              EXAMPLE OF SECUREPAY RIDER WITH THE SECUREPAY R72 BENEFIT

              For Contract Owners Who Purchased the Rider On or After May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and after May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 13 years after the Rider Effective Date
                Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	SecurePay Roll-Up Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	100,000(A)	—	—
1	15,000(B)	—	119,336	122,200(C)	122,200(D)	—	—
2	—	—	133,212	130,998(E)	133,212(F)	—	—
3	10,000(G)	—	145,941	142,803(H)	142,803(I)	—	—
4	—	—	154,057	153,084	153,084(J)	—	—
5	—	—	116,753	164,106	164,106(K)	—	—
6	—	—	99,317	175,922	175,922(L)	—	—
7	—	—	117,908	188,588	188,588(M)	—	—
8	—	—	93,575	188,588(N)	188,588(O)	—	—
9	12,000	—	112,836	202,166(P)	202,166(Q)	—	—
10	—	10,000	105,382(R)	197,939(S)	197,939(T)	—	—
11	—	—	120,015	212,191	212,191(U)	—	—
12	—	—	143,194	N/A(V)	212,191(W)	—	—
13	—	10,610(X)	150,931	N/A	212,191	10,610	—
14	—	10,610(X)	158,078	N/A	212,191	10,610	—
15	—	10,610(X)	155,209	N/A	212,191	10,610	—
16	—	2,000(Y)	163,611	N/A	212,191	10,610	8,610(Y)
17	—	10,610(Z)	154,962	N/A	212,191	10,610	—
18	—	10,610(Z)	152,795	N/A	212,191	10,610

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000

              (B) The $15,000 Purchase Payment is made six months following the Contract Effective Date and is added to the current Benefit Base of $100,000 at that time. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

              (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

              (E) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

              (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

              (G) The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

              (H) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

              (I) The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($145,941 – $10,000).

              (J) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

              (K) The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($116,753 – $10,000).

              (L) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

              (M) The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($117,908 – $10,000).

              (N) Since the Contract Value is < 50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

              (O) The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($93,575 – $10,000).

              (P) Since the Contract Value is > 50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

              (Q) The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($112,836 – $22,000).

              (R) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

              (S) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $202,166 * (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

              (T) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

              (U) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

              (V) Since 10 contract anniversaries have elapsed where the Roll-up Amount was > $0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

              (W) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

              (X) For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

              (Y) In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year.

              (Z) For the last two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

              Example of SecurePay Rider (without the SecurePay R72 Benefit)

              For Contract Owners Who Purchased the Rider On or After May 1, 2009

              The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                He received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	0	0
1	50,000(B)	0	153,975	153,975(C)	0	0
2	0	0	161,676	161,676(D)	0	0
3	25,000(E)	0	210,964	185,964(F)	0	0
4	0	0	208,164	185,964(G)	0	0
5	0	0	246,037	221,037(H)	0	0
6	15,000(I)	0	249,536	221,037(J)	0	0
7	0	0	290,987	250,987(K)	0	0
8	0	10,000(L)	288,172	248,172(M)	0	0
9	0	0	312,085	272,085(N)	0	0
10	0	0	337,317	297,317(O)	0	0
11	0	14,866(P)	313,603	297,317	14,866	0
12	0	14,866(P)	329,576	297,317	14,866	0
13	0	14,866(P)	333,375	297,317	14,866	0
14	0	5,000(Q)	359,462	319,462(Q)	14,866	9,866(Q)
15	0	15,973(R)	355,423	319,462	15,973	0
16	0	15,973(R)	348,558	319,462	15,973	0
17	0	15,973(R)	334,053	319,462	15,973	0

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

              (D) The Benefit Base steps up to the Anniversary Value of $161,676.

              (E) The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (F) The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

              (G) The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

              (H) The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

              (I) The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (J) The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

              (K) The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

              (L) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

              (M) The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

              (N) The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

              (O) The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

              (P) For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

              (Q) In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

              (R) For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

              APPENDIX F

              THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009)

              If you purchased the SecurePay rider prior to May 1, 2009, we offered the rider by itself or, for an increased SecurePay Fee, with an optional SecurePay feature that could be selected at the time you purchased the rider (but not after purchase): the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB).

              As of May 1, 2009, the SecurePay GMAB is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option.

              The following describes the SecurePay GMAB for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay GMAB, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "SecurePay With RightTime Option" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.

              SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) (Not available on or after May 1, 2009)

              The SecurePay GMAB was designed to protect you from poor investment performance under the Contract during a specified period. Subject to certain conditions, the SecurePay GMAB provides a future "safety net" by guaranteeing that at the end of a specified period ("GMAB Period"), your Contract Value will not be less than a minimum guaranteed amount ("GMAB Guaranteed Amount"). If your Contract Value is less than this amount on that date we will increase your Contract Value to equal the GMAB Guaranteed Amount.

              Important Considerations

                A partial surrender will reduce the GMAB Guaranteed Amount in the same proportion that the partial surrender reduces your Contract Value. Thus, partial surrenders may significantly reduce the value of the SecurePay GMAB.
                The SecurePay GMAB must remain in effect for the entire GMAB Period in order to obtain the guarantee under this benefit. If you establish the Benefit Election Date prior to the end of the GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "SecurePay With RightTime Option" section of the prospectus. You should carefully weigh the advantages of the SecurePay GMAB with the disadvantages of delaying taking SecurePay Withdrawals.
                Purchase Payments received by us more than one year after the Rider Effective Date are not included in the calculation of the GMAB Guaranteed Amount.
                Because your Contract Value may be greater than or equal to the GMAB Guaranteed Amount at the end of the GMAB Period, you may never need to rely on the SecurePay GMAB. Thus, you may be paying for a benefit that you never realize. We will not refund the increased SecurePay Fee if your Contract Value is not increased by the SecurePay GMAB.
                If your Contract Value is reduced to zero during the GMAB Period, your SecurePay GMAB will terminate and you will not receive any increase in your Contract Value equal to the GMAB Guaranteed Amount.
              Calculating the GMAB Guaranteed Amount

              On the Rider Effective Date, we will determine your initial GMAB Guaranteed Amount. Your initial GMAB Guaranteed Amount is equal to your initial Purchase Payment. Thereafter, we increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the Rider Effective Date. Any Purchase Payments that we receive after the first year will not increase the GMAB Guaranteed Amount. We reduce the GMAB Guaranteed Amount for each partial surrender from the Contract in the same proportion that each partial surrender reduces your Contract Value as of the date we process the partial surrender request.

              Example: Assume that on January 1st you purchase the SecurePay rider with the SecurePay GMAB and make an initial Purchase Payment of $100,000. The GMAB Guaranteed Amount would equal $100,000. To continue this example, assume:

              On March 1st of that same year, your Contract Value increases to $101,000 due to favorable market performance and you make an additional Purchase Payment of $10,000. Your Contract Value would increase to $111,000 ($101,000 + $10,000) and your GMAB Guaranteed Amount would increase to $110,000 ($100,000 + $10,000).

              On September 1st, your Contract Value further increases to $115,000 due to favorable market performance and you make a $20,000 partial surrender. Your Contract Value would decrease to $95,000 ($115,000 – $20,000). Because the partial surrender reduced your Contract Value by 17.39% (($115,000 – $95,000)/$115,000), we would proportionally reduce your GMAB Guaranteed Amount by 17.39%, or $19,130.43 ($110,000 – 17.39%) to $90,869.57 ($115,000 – $19,130.43).

              Note: Partial surrenders could reduce your GMAB Guaranteed Amount by substantially more than the actual amount of the partial surrender. For example, assume your GMAB Guaranteed Amount is $100,000. If you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value), then the GMAB Guaranteed Amount is reduced by 50% to $50,000. Thus, the $45,000 partial surrender would reduce the GMAB Guaranteed Amount by more than $45,000 — it would reduce it by $50,000.

              On February 1st of the following year, your Contract Value decreases to $90,000 due to unfavorable market performance and you make an additional Purchase Payment of $5,000. Your Contract Value would increase to $95,000 ($90,000 + $5,000), but your GMAB Guaranteed Amount would remain at $90.869.57 since you made the additional Purchase Payment more than one year following the Rider Effective Date. However, any additional partial surrenders would continue to decrease your GMAB Guaranteed Amount.

              "Stepping Up" the GMAB Guaranteed Amount

              On the 5th Contract Anniversary following the Rider Effective Date, you may "step-up" the GMAB Guaranteed Amount to equal your current Contract Value and begin a new GMAB Period. To do so:

                you must elect the step-up in writing within 90 days prior to the 5th Contract Anniversary;
                your Contract Value on the 5th Contract Anniversary following the Rider Effective Date must be greater than the GMAB Guaranteed Amount on that date;
                the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect;
                we must receive your request prior to the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday); and
                the SecurePay GMAB must still be in effect.

              If you elect the step-up, a new GMAB Period will begin on the 5th Contract Anniversary following the Rider Effective Date. We also will adjust your GMAB Guaranteed Amount so that it is equal to your Contract Value on the 5th Contract Anniversary following the Rider Effective Date. Please note that any Purchase Payments we receive following the date of reset will not increase the GMAB Guaranteed Amount. Upon step-up, we reserve the right to change your SecurePay Fee to the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

              Note: If you establish the Benefit Election Date prior to the end of the new GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "SecurePay With RightTime Option" section of the prospectus. You should carefully weigh the advantages of "stepping up" the GMAB Guaranteed Amount with the disadvantages of delaying taking SecurePay Withdrawals.

              Determining the GMAB Period

              On the Rider Effective Date, we will begin the GMAB Period. The GMAB Period will continue until the earliest of:

                the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the date you "step-up" the GMAB Period, as discussed above;
                the Benefit Election Date; or
                termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime Option" section of the prospectus).
              Expiration of the GMAB Period

              If, at the end of the GMAB Period, your Contract Value is less than the GMAB Guaranteed Amount, we will increase your Contract Value to equal the GMAB Guaranteed Amount. We will allocate the increase in Contract Value pro-rata among the Sub-Accounts in which you are invested.

              Example: Assume that on January 1, 2018, your GMAB Period ends, your Contract Value equals $100,000, and your GMAB Guaranteed Amount equals $150,000. Since your Contract Value ($100,000) is less than your GMAB Guaranteed Amount ($150,000) at the end of your GMAB Period, we will increase your Contract Value to $150,000 to equal your GMAB Guaranteed Amount. We will allocate the increased amount ($50,000) pro-rata among the Sub-Accounts in which you are invested.

              Termination of the SecurePay GMAB

              The SecurePay GMAB will terminate on the earliest of:

                the end of the GMAB Period (or the end of the new GMAB Period following "step-up" of the GMAB Guaranteed Amount);
                the Benefit Election Date; or
                termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime Option" section of the prospectus).

              If the SecurePay GMAB terminates due to the establishment of the Benefit Election Date or the termination of your SecurePay rider, you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee).

              Upon termination of the SecurePay GMAB, we will no longer assess the increased SecurePay Fee for the SecurePay GMAB. However, we will continue to assess the SecurePay Fee for the SecurePay rider or, if purchased, the increased SecurePay Fee for the SecurePay R72 Benefit until termination of the rider.

              Repurchasing the SecurePay GMAB

              If your SecurePay GMAB terminated before the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday), you may request to repurchase the SecurePay GMAB. We must receive your written request within 90 days prior to the date of termination, your SecurePay rider must still be in effect, the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect, and you must not have established the Benefit Election Date. We will treat the SecurePay GMAB as a new purchase, which means that a new GMAB Period will begin as of the date of termination and your GMAB Guaranteed Amount will be equal to your Contract Value as of that date. We also will increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the date of repurchase (although any Purchase Payments that we receive after that first year will not increase the GMAB Guaranteed Amount). We will set your SecurePay Fee to equal the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

              APPENDIX G

              EXAMPLE OF SECUREPAY RIDER (WITHOUT THE SECUREPAY R72 BENEFIT AND THE SECUREPAY GMAB)

              For Contract Owners Who Purchased the Rider Before May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider ("SecurePay Rider") without the SecurePay R72 Benefit or the SecurePay GMAB for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	0	0
1	50,000(B)	0	158,955	158,955(C)	0	0
2	0	0	165,987	165,987(D)	0	0
3	25,000(E)	0	215,760	190,760(F)	0	0
4	0	0	211,719	190,760(G)	0	0
5	0	0	248,856	223,856(H)	0	0
6	15,000(I)	0	251,276	223,856(J)	0	0
7	0	0	291,400	251,400(K)	0	0
8	0	10,000(L)	286,952	246,952(M)	0	0
9	0	0	309,046	269,046(N)	0	0
10	0	0	332,184	292,184(O)	0	0
11	0	17,531(P)	307,062	292,184	17,531	0
12	0	17,531(P)	320,745	292,184	17,531	0
13	0	17,531(P)	322,393	292,184	17,531	0
14	0	5,000(Q)	345,506	305,506(Q)	17,531	12,531(Q)
15	0	18,330(R)	339,725	305,506	18,330	0
16	0	18,330(R)	331,210	305,506	18,330	0
17	0	18,330(R)	315,437	305,506	18,330	0

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The Benefit Base of $150,000 is compared to the Anniversary Value of $158,955. The Benefit Base steps up to $158,955.

              (D) The Benefit Base steps up to the Anniversary Value of $165,987.

              (E) The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (F) The Anniversary Value equals $190,760 ($215,760 – $25,000). The Benefit Base steps up to $190,760, since that is greater than the current Benefit Base of $165,987.

              (G) The Benefit Base remains at $190,760 since the Anniversary Value is less ($211,719 – $25,000 = 186,716).

              (H) The Benefit Base steps up to the Anniversary Value of $223,856 ($248,856 – $25,000).

              (I) The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (J) The Benefit Base remains at $223,856 since the Anniversary Value is less ($251,276 – $40,000 = $211,276).

              (K) The Benefit Base steps up to the Anniversary Value of $251,400 ($291,400 – $40,000).

              (L) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$296,952 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,934 ($251,400 – ($251,400 * ($10,000/$296,952))).

              (M) The Benefit Base steps up to the Anniversary Value of $246,952 ($286,952 – $40,000).

              (N) The Benefit Base steps up to the Anniversary Value of $269,046 ($309,046 – $40,000).

              (O) The Benefit Base steps up to the Anniversary Value of $292,184 ($332,184 – $40,000).

              (P) For the next three years, Joe takes the full Annual Withdrawal Amount of $17,531 (.06 x $292,184).

              (Q) In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $305,506 ($345,506 – $40,000).

              (R) For the last three years, Joe takes the full Annual Withdrawal Amount of $18,330 (.06 x $305,506).

              APPENDIX H

              EXAMPLE OF SECUREPAY RIDER WITH THE SECUREPAY R72 BENEFIT AND THE SECUREPAY GMAB

              For Contract Owners Who Purchased the Rider Before May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB at time of Contract Purchase and prior to May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	SecurePay Roll-Up Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	GMAB Guaranteed Amount
At issue	100,000	N/A	100,000	100,000(A)	100,000(A)	—	—	100,000(A)
1	50,000(B)	—	153,975	157,200(C)	157,200(D)	—	—	100,000
2	—	—	161,676	168,518(E)	168,518(F)	—	—	100,000
3	25,000(G)	—	209,964	180,651(H)	184,964(I)	—	—	100,000
4	—	—	208,164	198,281	198,281(J)	—	—	100,000
5	—	—	246,037	212,557	221,037(K)	—	—	100,000
6	15,000	—	249,536	236,951	236,951(L)	—	—	100,000
7	—	—	290,987	248,798	250,987(M)	—	—	100,000
8	—	10,000	288,172(N)	260,026(O)	260,026(P)	—	—	96,646(Q)
9	—	—	312,085	278,748	278,748(R)	—	—	96,646
10	—	—	337,317	298,818	298,818(S)	—	—	96,646(T)
11	—	14,941(U)	313,603	N/A(V)	298,818	14,941	—	N/A
12	—	14,941(U)	329,576	N/A	298,818	14,941	—	N/A
13	—	14,941(U)	333,375	N/A	298,818	14,941	—	N/A
14	—	5,000(W)	359,462	N/A	319,462(W)	14,941	9,941(W)	N/A
15	—	15,973(X)	355,423	N/A	319,462	15,973	—	N/A
16	—	15,973(X)	348,558	N/A	319,462	15,973	—	N/A
17	—	15,973(X)	334,053	N/A	319,462	15,973	—	N/A

              (A) The initial Benefit Base and initial GMAB Guaranteed Amount are each equal to the initial Purchase Payment of $100,000

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $100,000).

              (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $150,000, $153,975, and $157,200, respectively).

              (E) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $157,200).

              (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $157,200, $161,676, and $168,518, respectively).

              (G) The $25,000 Purchase Payment is not added to the current BenefitBase because it is made more than 2 years after the Rider Effective Date.

              (H) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $168,518).

              (I) The SecurePay Roll-up Value ($180,651) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000). Note that the Roll-Up period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (J) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

              (K) The SecurePay Roll-up Value ($212,557) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (L) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

              (M) The SecurePay Roll-Up Value ($248,798) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($290,987 – $40,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (N) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

              (O) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $250,987 * (1 – .034)) to $17,457. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($242,569 + $17,457).

              (P) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($260,026).

              (Q) The GMAB Guaranteed Amount is reduced proportionally due to the $10,000 withdrawal. The amount is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new GMAB Guaranteed Amount is $96,646 ($100,000 – ($100,000 * ($10,000/$298,172))).

              (R) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

              (S) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $297,317 ($337,317 – $40,000).

              (T) Since the GMAB Guaranteed Amount was not stepped-up at the end of year 5, the GMAB benefit is no longer available after year 10.

              (U) For the next three years, Joe takes the full Annual Withdrawal Amount of $14,941 (.05 * $298,818)

              (V) Since the withdrawals under the rider begin, the Roll-Up Period stops.

              (W) In year 14, Joe only takes $5,000 of the available $14,941. Please note that the $9,941 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

              (X) For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

              APPENDIX I

              PRINCIPALBACK ANNUITIZATION BENEFITFOR CONTRACTS PURCHASED BEFORE MAY 1, 2007

              Owners who purchased their Contracts before May 1, 2007, have available to them the PrincipalBack Annuitization Benefit.

              If your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary and you elect to receive fixed income payments for either of the payment periods discussed below, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. Under the PrincipalBack Annuitization Benefit, your Annuity Value is the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii) your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

              You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later.

              APPENDIX J

              EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

              The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 75 years old on the Rider Effective Date
                Purchased the Protective Income Manager Rider at the time of Contract purchase
                Elected Single Life Coverage
                Began making Protective Income Manager Withdrawals immediately
Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)	Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount	Total Withdrawal Taken	Excess Withdrawal	Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000(B)	0.06661	6,661	6,661	6,661	—	95,684	6,661
2	76	—	95,684	0.06912	6,614	6,661(C)	6,661	—	92,517	6,661
3	77	—	92,517	0.07192	6,654	6,661	6,661	—	98,541	6,661
4	78	—	98,541	0.07505	7,396	7,327(D)	7,327	—	91,009	6,661
5	79	25,000	116,009	0.07859	9,117	8,060	8,060	—	103,677	6,661
6	80	—	103,677	0.08260	8,564	8,564	40,000	31,436(E)	56,987	6,661
7	81	—	56,987	0.08570	4,884	4,884(F)	4,884	—	50,637	4,884(G)
8	82	—	50,637	0.09104	4,610	4,884	4,884	—	51,573	4,884
9	83	—	51,573	0.09729	5,018	5,018(H)	5,018	—	46,185	4,884
10	84	—	46,185	0.10469	4,835	4,884	4,884	—	38,156	4,884

              (A) Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Commencement Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

              (B) The initial Contract Value is equal to the initial Purchase Payment of $100,000.

              (C) We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06912) by the Contract Value ($95,684), which equals $6,614. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,661 = $5,994) or the initial Optimal Withdrawal Amount ($6,661). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,661.

              (D) Although the Payment Factor (0.07505) times the Contract Value ($98,541) equals $7,396, the Optimal Withdrawal Amount is $7,327 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,661 x 1.10 = $7,327).

              (E) An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

              (F) On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person (for riders purchased before October 1, 2011, determined by the current number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person) on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08721) is replaced by a new Payment Factor (0.08570) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,884, which is the Contract Value ($56,987) times the Payment Factor (0.08570). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

              (G) This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

              (H) The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.09729 (Payment Factor) = $5,018.

              APPENDIX K

              PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS

              (for riders purchased on or after October 1, 2011)

              The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Effective Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless an Excess Withdrawal has been taken.

              For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06661. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,661 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

              Single Life Coverage

Attained Age of Covered Person On Date of Calculation	Age of Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
92	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
91	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
90	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
89	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
88	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
87	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
86	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
85	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
83	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
82	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
81	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
80	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133
79	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755
78	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426
77	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139
76	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885
75	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
74	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
73	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
72	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
71	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
70	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
69	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
68	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
67	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
66	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
65	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
64	0.05467	0.05436	0.05404	0.05373	0.05342
63	0.05380	0.05348	0.05316	0.05285
62	0.05298	0.05267	0.05235
61	0.05223	0.05190
60	0.05152

              Joint Life Coverage

Attained Age of Younger Covered Person	Age of Younger Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
92	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
91	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
90	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
89	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
88	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
87	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
86	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
85	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
84	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
83	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
82	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
81	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
80	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006	0.07980	0.07955	0.07930	0.07905	0.07880
79	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601	0.07575	0.07550	0.07524	0.07499
78	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244	0.07218	0.07192	0.07166
77	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928	0.06901	0.06875
76	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645	0.06619
75	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
74	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
73	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
72	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
71	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
70	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
69	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
68	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
67	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
66	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
65	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
64	0.05157	0.05126	0.05096	0.05065	0.05035
63	0.05067	0.05036	0.05005	0.04974
62	0.04983	0.04952	0.04921
61	0.04904	0.04873
60	0.04831

              Protective Income Manager Rider Payment Factors

              (for riders purchased before October 1, 2011)

              The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless an Excess Withdrawal has been taken.

              For example, if you are age 75 on the date you purchase the rider (with single life coverage), with 19 years remaining until the Maximum Annuity Commencement Date, your Protective Income Manager Payment factor is 0.06912. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,912 (0.06912 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,912 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to the Maximum Annuity Commencement Date (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

              Single Life Coverage

Years Remaining Until Maximum Annuity Commencement Date	Age of Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
3	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
4	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
5	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
6	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
7	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
8	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
9	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
10	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
11	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
12	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
13	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
14	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
15	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133
16	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755
17	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426
18	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139
19	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885
20	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
21	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
22	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
23	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
24	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
25	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
26	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
27	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
28	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
29	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
30	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
31	0.05467	0.05436	0.05404	0.05373	0.05342
32	0.05380	0.05348	0.05316	0.05285
33	0.05298	0.05267	0.05235
34	0.05223	0.05190
35	0.05152

              Joint Life Coverage

Years Remaining Until Maximum Annuity Commencement Date	Age of Younger Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
3	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
4	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
5	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
6	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
7	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
8	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
9	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
10	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
11	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
12	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
13	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
14	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
15	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006	0.07980	0.07955	0.07930	0.07905	0.07880
16	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601	0.07575	0.07550	0.07524	0.07499
17	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244	0.07218	0.07192	0.07166
18	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928	0.06901	0.06875
19	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645	0.06619
20	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
21	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
22	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
23	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
24	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
25	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
26	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
27	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
28	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
29	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
30	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
31	0.05157	0.05126	0.05096	0.05065	0.05035
32	0.05067	0.05036	0.05005	0.04974
33	0.04983	0.04952	0.04921
34	0.04904	0.04873
35	0.04831

              APPENDIX L

              EXAMPLE OF ALLOCATION ADJUSTMENT

              The purpose of this example is to demonstrate the operation of the Allocation Adjustment. All Owners who purchase the Protective Income Manager rider must participate in the Allocation Adjustment. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance.

Contract Month	Accumulation Unit Value	SMA12(A)	Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Government Money Fund Sub-Account(D)
At issue	6.17	6.16		10,000
1	6.24	6.17	No(E)	10,089
2	5.76	6.14	Yes	—	9,282(F)
3	5.41	6.09	Yes		9,286
4	5.35	6.03	Yes		9,290
5	4.53	5.87	Yes		9,294
6	3.73	5.62	Yes		9,298
7	2.94	5.33	Yes		9,302
8	3.33	5.08	Yes		9,305
9	3.15	4.85	Yes		9,309
10	2.98	4.62	Yes		9,313
11	3.29	4.41	Yes		9,317
12	3.81	4.21	Yes		9,321
13	4.19	4.04(G)	No(H)	9,325

              (A) SMA12 is the sum of the 12 most recent Monthly Anniversary Days Accumulation Unit values divided by 12.

              (B) Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Days, then we will consider the Sub-Account to be restricted.

              (C) $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

              (D) If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Government Money Fund/VA Sub-Account, until the Sub-Account is no longer restricted.

              (E) At the end of contract month 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

              (F) At the end of contract month 2, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Government Money Sub-Account.

              (G) Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

              (H) At the end of contract month 13, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Government Money Fund/VA Sub-Account is re-allocated back to Sub-Account 1.

              APPENDIX M

              VALUPAY DEATH BENEFIT FEE

              (For Contracts Issued Before October 1, 2011)

              If you purchased your Contract before October 1, 2011 and chose the Maximum Anniversary Value Death Benefit, then you may have selected the ValuPay Fee instead of the CoverPay Fee (see "Charges and Deductions, Death Benefit Fee") to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") We do not assess the death benefit fee after the Annuity Commencement Date.

              The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which the value of your death benefit exceeds your Contract Value. There is no Net Amount at Risk when your Contract Value equals your death benefit. Whenever your Contract Value is lower than the value of your death benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

              We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value equals your death benefit.

              The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

              The value of your death benefit on each Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments on that day, or (3) your greatest anniversary value attained as of that day. See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description. The Net Amount at Risk on any Monthly Anniversary Day is the amount by which the value of your Maximum Anniversary Value Death Benefit exceeds your Contract Value on that day. The ValuPay Fee is equal to the monthly cost factor for your age multiplied by the Net Amount at Risk on the Monthly Anniversary Day.

              For example, if you are 78 years old on your 20th Monthly Anniversary Day and on that day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the Net Amount at Risk is $5,000 (greatest anniversary value attained of $120,000 minus Contract Value of $115,000). We would deduct a ValuPay Fee of $19.15 (monthly cost factor of $3.82964 per $1,000 multiplied by 5).

              APPENDIX N

              EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

              (for riders purchased on or after October 1, 2011)

              The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider (as purchased on or after October 1, 2011) under various Separate Account performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix J for a detailed example of the operation of the Protective Income Manager Rider.

              EXAMPLE 1—NEGATIVE SEPARATE ACCOUNT PERFORMANCE

              ASSUMPTIONS:

                Covered Person #1, Joe, 60 years old on the Rider Effective Date
                Covered Person #2, Sally, 80 years old on the Rider Effective Date
                Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
                Elected Joint Life Coverage
                Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
                Separate Account performance (before all fees and charges): -7% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,071.86	$4,830.76	$(7,675.56)	$85,421.83	-7.00%
2	82	$—	$85,421.83	$1,911.24	$4,830.76	$(6,524.48)	$72,155.36	-7.00%
3	83	$—	$72,155.36	$1,765.06	$4,830.76	$(5,478.35)	$60,081.19	-7.00%
4	84	$—	$60,081.19	$1,632.03	$4,830.76	$(4,526.25)	$49,092.15	-7.00%
5	85	$—	$49,092.15	$1,510.95	$4,830.76	$(3,658.66)	$39,091.78	-7.00%
6	86	$—	$39,091.78	$1,400.77	$4,830.76	$(2,869.92)	$29,990.33	-7.00%
7	87	$—	$29,990.33	$1,300.49	$4,830.76	$(2,151.38)	$21,707.70	-7.00%
8	88	$—	$21,707.70	$1,209.23	$4,830.76	$(1,498.30)	$14,169.41	-7.00%
9	89	$—	$14,169.41	$1,126.17	$4,830.76	$(903.51)	$7,308.98	-7.00%
10	90	$—	$7,308.98	$1,050.58	$4,830.76	$(362.25)	$1,065.39	-7.00%
11	91	$—	$1,065.39	$249.03	$4,830.76	$(11.23)	$—	-7.00%
12	92	$—	$—	$—	$4,830.76	$—	$—	-7.00%
13	93	$—	$—	$—	$4,830.76	$—	$—	-7.00%
14	94	$—	$—	$—	$4,830.76	$—	$—	-7.00%
15	95	$—	$—	$—	$4,830.76	$—	$—	-7.00%	$4,830.76	$0.00(D)

              (A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

              (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

              (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

              (D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,830.76 until they both die.

              EXAMPLE 2—FLAT SEPARATE ACCOUNT PERFORMANCE

              ASSUMPTIONS:

                Covered Person #1, Joe, 60 years old on the Rider Effective Date
                Covered Person #2, Sally, 80 years old on the Rider Effective Date
                Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
                Elected Joint Life Coverage
                Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
                Separate Account performance (before all fees and charges): 0% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,108.18	$4,830.76	$(963.64)	$92,097.42	0.00%
2	82	$—	$92,097.42	$2,018.20	$4,830.76	$(885.39)	$84,363.08	0.00%
3	83	$—	$84,363.08	$1,930.12	$4,830.76	$(808.80)	$76,793.40	0.00%
4	84	$—	$76,793.40	$1,843.92	$4,830.76	$(733.85)	$69,384.87	0.00%
5	85	$—	$69,384.87	$1,759.56	$4,830.76	$(660.49)	$62,134.06	0.00%
6	86	$—	$62,134.06	$1,676.99	$4,830.76	$(588.69)	$55,037.62	0.00%
7	87	$—	$55,037.62	$1,596.18	$4,830.76	$(518.42)	$48,092.26	0.00%
8	88	$—	$48,092.26	$1,517.09	$4,830.76	$(449.65)	$41,294.77	0.00%
9	89	$—	$41,294.77	$1,439.69	$4,830.76	$(382.34)	$34,641.98	0.00%
10	90	$—	$34,641.98	$1,363.93	$4,830.76	$(316.46)	$28,130.83	0.00%
11	91	$—	$28,130.83	$1,289.79	$4,830.76	$(251.99)	$21,758.30	0.00%
12	92	$—	$21,758.30	$1,217.22	$4,830.76	$(188.89)	$15,521.44	0.00%
13	93	$—	$15,521.44	$1,146.20	$4,830.76	$(127.13)	$9,417.35	0.00%
14	94	$—	$9,417.35	$1,076.69	$4,830.76	$(66.69)	$3,443.22	0.00%
15	95	$—	$3,443.22	$613.78	$4,830.76	$(11.50)	$—	0.00%	$4,830.76	$0.00(D)

              (A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

              (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

              (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

              (D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,830.76 until they both die.

              EXAMPLE 3—POSITIVE SEPARATE ACCOUNT PERFORMANCE

              ASSUMPTIONS:

                Covered Person #1, Joe, 60 years old on the Rider Effective Date
                Covered Person #2, Sally, 80 years old on the Rider Effective Date
                Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
                Elected Joint Life Coverage
                Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
                Separate Account performance (before all fees and charges): 7% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,143.61	$4,830.76	$5,752.85	$98,778.48	7.00%
2	82	$—	$98,778.48	$2,129.19	$4,844.41	$5,680.28	$97,485.16	7.00%
3	83	$—	$97,485.16	$2,113.93	$4,857.53	$5,603.26	$96,116.97	7.00%
4	84	$—	$96,116.97	$2,097.79	$4,870.07	$5,522.11	$94,671.22	7.00%
5	85	$—	$94,671.22	$2,080.74	$4,881.96	$5,436.20	$93,144.72	7.00%
6	86	$—	$93,144.72	$2,062.75	$4,893.14	$5,345.58	$91,534.41	7.00%
7	87	$—	$91,534.41	$2,043.78	$4,903.54	$5,250.66	$89,837.76	7.00%
8	88	$—	$89,837.76	$2,023.80	$4,913.10	$5,149.95	$88,050.81	7.00%
9	89	$—	$88,050.81	$2,002.76	$4,921.69	$5,044.23	$86,170.59	7.00%
10	90	$—	$86,170.59	$1,980.63	$4,929.24	$4,932.96	$84,193.68	7.00%
11	91	$—	$84,193.68	$1,957.37	$4,935.62	$4,815.62	$82,116.31	7.00%
12	92	$—	$82,116.31	$1,932.94	$4,940.69	$4,692.83	$79,935.51	7.00%
13	93	$—	$79,935.51	$1,907.30	$4,944.32	$4,564.11	$77,648.00	7.00%
14	94	$—	$77,648.00	$1,880.42	$4,946.37	$4,428.71	$75,249.92	7.00%
15	95	$—	$75,249.92	$1,852.25	$4,946.62	$4,287.07	$72,738.13	7.00%	$4,830.76	$5,912.40(D)

              (A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

              (B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

              (C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

              (D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $5,912.40 are greater than Protected Lifetime Payments of $4,830.76, Sally and Joe will receive annuity payments in an annual amount of $5,912.40 until they both die. The $5,912.40 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

              If you would like to receive a free Statement of Additional Information for the Contracts offered under the prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

              Please send me a free copy of the Statement of Additional Information for the ProtectiveRewards II Variable Annuity.

              Name:

              Address

              City, State, Zip

              Daytime Telephone Number

              PROTECTIVE LIFE INSURANCE COMPANY

              P.O. Box 10648
              Birmingham, Alabama 35202-0648
              Telephone: 1-800-456-6330

              STATEMENT OF ADDITIONAL INFORMATION
              PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
              A FLEXIBLE PREMIUM
              DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

              This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2017. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

              THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS May 1, 2017.

              STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

              SAFEKEEPING OF ACCOUNT ASSETS

              Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

              Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

              The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

              STATE REGULATION

              Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

              RECORDS AND REPORTS

              Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

              LEGAL MATTERS

              Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

              EXPERTS

              The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2016 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2016 and 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

              The consolidated financial statements of Protective Life Insurance Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period February 1, 2015 to December 31, 2015 (the "Successor Company"), and as of December 31, 2014 and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

              The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

              1

              OTHER INFORMATION

              A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

              FINANCIAL STATEMENTS

              The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2016 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2016 and 2015 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

              [The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for each of the two years in the period ended December 31, 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.]

              Financial Statements follow this page. (To be filed by amendment.)

              2

              PART C

              OTHER INFORMATION

              Item 24. Financial Statements and Exhibits.

              (a)  Financial Statements:

              All required financial statements are included in Part A and Part B of this Registration Statement.

              (b)  Exhibits:

              1.  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)

              2.  Not applicable

              3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)

              (b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)

              (c)  Distribution Agreement between IDI and PLICO(25)

              (d)  Second Amended Distribution Agreement between IDI and PLICO(26)

              4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

              (b)  Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

              (c)  Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract — All Allocation Options(8)

              (d)  Variable Account Annual Bonus Endorsement(11)

              (f)  Guaranteed Account Endorsement(8)

              (g)  Return of Purchase Payments Death Benefit Rider(8)

              (h)  Asset-Based Fee Endorsement(9)

              (i)  Net Amount at Risk Fee Endorsement(9)

              (j)  Minimum Annuitization Value Endorsement(8)

              (k)  Annuitization Bonus Endorsement(8)

              (l)  Contract Schedule for Individual Contracts(8)

              (m)  Annual Ratchet Death Benefit Endorsement(11)

              (n)  Benefit Based Fee Endorsement(11)

              (o)  DCA Fixed Accounts Endorsement(11)

              (p)  Fixed Account Endorsement(11)

              (q)  Form of Guaranteed Minimum Withdrawal Benefit Rider(13)

              (r)  Form of Enhanced GMWB Withdrawal Percentage for Certain Medical Conditions Endorsement(13)

              (s)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Roll-up(15)

              (t)  Guaranteed Minimum Accumulation Benefit Rider(15)

              (u)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(16)

              (v)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay R72(18)

              (w)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay Annual Step-Up(18)

              (x)  Protective Income Manager Rider(21)

              (y)  Revised Protective Income Manager Rider(23)

              (z)  Revised Protective Income Manager Rider (August, 2011)(24)

              (aa)  Endorsement to the Protected Lifetime Income Benefit Rider(28)

              5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

              (b)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(15)

              (c)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(17)

              (d)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(21)

              (e)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(23)

              (f)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(25)

              6.  (a)  Charter of Protective Life Insurance Company.(1)

              (b)  By-Laws of Protective Life Insurance Company.(1)

              (c)  2002 Amended and Restated Charter of Protective Life Insurance Company(14)

              (d)  2002 Amended and Restated By-Laws of Protective Life Insurance Company(14)

              (e)  2011 Amended and Restated Charter of Protective Life Insurance Company(25)

              (f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company(25)

              7.  Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company.(4)

              8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(3)

              (b)  Participation Agreement (MFS Variable Insurance Trust)(3)

              (c)  ParticipationAgreement (Calvert Group, formerly Acacia Capital Corporation)(3)

              (d)  Participation Agreement (Van Eck Worldwide Insurance Trust)(5)

              (e)  Participation Agreement (Van Kampen Life Investment Trust)(6)

              (f)  Participation Agreement (Lord Abbett Series Fund)(7)

              (g)  Participation Agreement for Class II Shares (Van Kampen)(4)

              (h)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)

              (i)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)

              (j)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(4)

              (k)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(8)

                (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(22)

              (l)  Participation Agreement (Fidelity Variable Insurance Products)(10)

              (m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(12)

              (n)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(12)

                (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(22)

              (o)  Rule 22c-2 Shareholder Information Agreement (Calvert Group)(14)

              (p)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(14)

              (q)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(14)

              (r)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(14)

              (s)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(14)

              (t)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(14)

              (u)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(14)

              (v)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.)(14)

              (w)  Form of Rule 22c-2 Shareholder Information Agreement (Van Eck Worldwide Insurance Trust)(14)

              (x)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust)(14)

              (y)  Participation Agreement (Legg Mason)(19)

              (z)  Participation Agreement (PIMCO)(19)

                (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO)(22)

                (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO)(22)

              (aa)  Participation Agreement (Royce Capital)(19)

              (bb)  Rule 22c-2 Information Sharing Agreement (Royce)(19)

              (cc)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(22)

              (dd)  Participation Agreement (Clayton Street Trust)(27)

              (ee)  Rule 22c-2 Agreement (Clayton Street Trust)(27)

              (ff)  Rule 22c-2 Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(29)

              9.  Opinion and Consent of Max Berueffy(20)

              10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP(31)

              (b)  Consent of PricewaterhouseCoopers LLP(31)

              11.  No financial statements will be omitted from Item 23

              12.  Not applicable

              13.  Powers of attorney(30)

              (1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.

              (2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

              (3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

              (4)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

              (5)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.

              (6)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.

              (7)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

              (8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

              (9)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.

              (10)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

              (11)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-115212) filed with the Commission on May 6, 2004.

              (12)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

              (13)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on March 2, 2007.

              (14)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-70984), filed with the Commission on April 27, 2007.

              (15)  Incorporated herein by reference to Post-Effective Amendment No.7 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on January 3, 2008.

              (16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 29, 2008.

              (17)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-145621), filed with the Commission on November 24, 2008.

              (18)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on April 29, 2009.

              (19)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

              (20)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on April 30, 2009.

              (21)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on February 28, 2011.

              (22)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

              (23)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on April 27, 2011.

              (24)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on June 17, 2011.

              (25)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

              (26)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

              (27)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294) as filed with the Commission on April 26, 2016.

              (28)  Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-179649) as filed with the Commission on July 1, 2016.

              (29)  Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-179649) as filed with the Commission on August 24, 2016.

              (30)  Filed herewith.

              (31)  To be filed by amendment.

              Item 25. Directors and Officers of Depositor.

Management Name	Title

Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director Chief Operating Officer President
Black, Lance P.	Senior Vice President
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Senior Vice President
Drew, Mark L.	Executive Vice President
Evesque, Wendy L.	Senior Vice President
Goyer, Stephane	Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Senior Vice President
Johns, John D.	Director Chairman of the Board Chief Executive Officer
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President
Laramee, Ben	Vice President, Annuity Marketing
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Vice President
Moloney, Michelle	Senior Vice President, Chief Risk Officer
Napoli, David	Vice President, Product Development
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Pisupati, Chandrasekhar	Senior Vice President, Credit and Market Risk
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Smith, Stuart	Vice President and Actuary
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Vice President, Government Affairs
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Director Chief Investment Officer Executive Vice President
Thompson, K. Todd	Senior Vice President, Annuities
Walker, Steven G.	Chief Financial Officer Executive Vice President

Wells, Paul R.	Chief Financial Officer, LAD Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience

              *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

              Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

              The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2015 (File No. 1-11339) filed with the Commission on February 25, 2016.

              Item 27. Number of Contractowners.

              As of November 30, 2016, there were 6,964 contract owners of ProtectiveRewards II individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

              Item 28. Indemnification of Directors and Officers.

              Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

              In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              Item 29. Principal Underwriter.

              (a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

              (b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Management Name	Title

Brown, Barry K.	Assistant Secretary
Caldwell, Edwin V. II	Director President
Callaway, Steve M.	Director Chief Compliance Officer Secretary
Debnar, Lawrence J.	Assistant Financial Officer
Gilmer, Joseph F.	Director Assistant Financial Officer
Johnson, Julena G.	Assistant Compliance Officer
Majewski, Carol L.	Assistant Compliance Officer
Morsch, Letitia	Assistant Secretary
Tennent, Rayburn	Chief Financial Officer

              *  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

              (c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

              Item 30. Location of Accounts and Records.

              All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

              Item 31. Management Services.

              All management contracts are discussed in Part A or Part B.

              Item 32. Undertakings.

              (a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

              (b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

              (c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

              (d)  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP- 6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

              (e)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

              SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on January 6, 2017.

              PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

              By:  *

                Richard J. Bielen, President
                Protective Life Insurance Company

                PROTECTIVE LIFE INSURANCE COMPANY

              By:  *

                Richard J. Bielen, President
                Protective Life Insurance Company

              As required by the Securities Act of 1933, this amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	January 6, 2017
* Richard J. Bielen	President, Chief Operating Officer and Director (Principal Operating Officer)	January 6, 2017
* Steven G. Walker	Executive Vice President, Controller, and Chief Financial Officer (Principal Financial Officer)	January 6, 2017
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	January 6, 2017
*By: /s/ MAX BERUEFFY Max Berueffy Attorney-in-fact		January 6, 2017

              EXHIBIT INDEX

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